Housing Market Overview

April 2014



JOHN BURNS
REAL ESTATE CONSULTING

MARKET OPPORTUNITY

Unless otherwise indicated, market data, estimates and forecasts are derived from a market study prepared by John Burns Real Estate Consulting, LLC (JBREC) for AV Homes, Inc. based on the most recent data available as of April 2014. Founded in 2001, JBREC is an independent research provider and consulting firm focused on the housing industry. The following information contains forward-looking statements which are subject to uncertainty and you should review "Cautionary Note Concerning Forward-Looking Statements" at the end of this market study.

National Housing Market

The overall U.S. economy continues to improve from the cyclical low point reached during the 2008 - 2009 national recession. Between the 2005 market peak and 2011, new single-family housing sales declined 76%, according to data compiled by the U.S. Census Bureau (the "Census Bureau"), and median home prices declined 34%, as measured by the CoreLogic Case-Shiller Index. In 2012, several housing markets showed early indications of recovery as a result of an improving macroeconomic backdrop and strong housing affordability. According to the Census Bureau, single-family homebuilding permits bottomed at approximately 419,000 units in the twelve months ended 2011 before increasing by 24% on a seasonally adjusted basis to 519,000 in the twelve months ended December 2012.

The national housing recovery accelerated in 2013, as most regions of the country experienced a sharp rise in new home sales and prices. The single-family median resale home price increased by 11% in 2013 on top of a 7% increase in 2012, according to data compiled by the National Association of Realtors, which is influenced by the mix of homes sold. According to the Census Bureau, growth in new home sales outpaced growth in existing home sales from 2011 through 2013, increasing 40% versus 19% for existing homes. Despite the improved sales environment, single-family permits declined by 2% to 588,000 on a seasonally adjusted basis in the twelve months ended February 2014, mostly due to limited finished lot supply rather than weakening demand.

Strong housing markets have historically been associated with favorable affordability, a healthy domestic economy, positive demographic trends such as population growth and household formation, low mortgage rates, an increase in renters that qualify as homebuyers, and locally based dynamics such as higher housing demand relative to housing supply. Many markets across the United States are experiencing a number of these positive trends. Relative to long-term historical averages, data compiled by the U.S. Bureau of Labor Statistics (the "BLS") and the Census Bureau shows that the U.S. economy is creating more jobs than homebuilding permits issued and the inventory of resale and new unsold homes is low compared to levels during the housing correction. Affordability remains better than normal nationally, with the median housing payment claiming 28% of the median income as of March 2014, compared to the historical median at 32%. However, affordability weakened in 2013 and early 2014 due to rising home prices and mortgage rates, and some metropolitan areas can no longer be considered more affordable than normal.

Despite recent momentum, the U.S. housing market has not fully recovered from the 2008 - 2009 recession as consumer confidence remains below average levels, mortgage underwriting standards have tightened, and the number of delinquent mortgages remains elevated relative to historical averages.

The U.S. housing market is in phase three of a supply-constrained housing recovery, as described below:

- *Phase 1*—job growth begins, which starts to drive an increase in household formation. However, consumer confidence remains weak and the majority of new households choose to rent.
- *Phase 2*—price appreciation occurs among low-priced homes in foreclosure, increasing resale prices to the point where purchasing a new home provides a good value compared to purchasing an existing home. Reduced resale inventory and great affordability fuel a surge in demand for new homes during this recovery.
- *Phase 3*—strong demand and limited supply lead to considerable price appreciation in land-constrained markets and a resurgence in construction activity in markets with sufficient land supplies. Price appreciation allows discretionary buyers to sell their existing homes and potentially purchase new homes.

While conditions are improving, significant future growth is required to return to pre-recession housing market conditions.

- Construction starts, as measured by the Census Bureau through the twelve months ended February 2014, were at 907,000 units per year. This represents a **60%** recovery towards a level of 1.5 million annual starts, which is comparable to housing starts in 2000, a year that is reflective of a more stable market. Permits issued through the twelve months ended February 2014 are more than double the 478,000 annual permit level at the market low in April 2009.

- Existing home sales reached 4,600,000 annualized transactions through the twelve months ended February 2014 as measured by the National Association of Realtors. This volume represents an **81%** recovery towards a level of 4.9 million transactions, which JBREC considers a stable volume based on the ratio of existing home sales activity per household during the late 1980s and 1990s, when the resale housing market was in a more balanced environment and many economic variables were near historical averages. By the bottom of the housing market collapse, existing home sales had fallen to an annualized rate of 3,300,000 transactions in July 2010.

- New home sales were at 440,000 transactions in the twelve months ended February 2014, as measured by the Census Bureau, representing a **55%** recovery to a level of 800,000 annual transactions. JBREC estimates this volume to be a stable level based on new home sales activity during the late 1990s, when the new home market was in a more balanced environment and many economic variables were near historical averages. New home sales had fallen to a recent low of 306,000 annualized transactions by 2011 before staging its slow recovery.

- Home affordability for the nation as measured by the Burns Affordability Index reached its most favorable levels during the housing downturn, as prices and mortgage rates declined. A combination of rising prices and mortgage rates has already increased the cost of housing relative to incomes of U.S. homebuyers, and this trend is likely to continue over the next five years, bringing affordability measures closer to the historical median level measured from 1981 to 2013.


U.S. Employment Annual Growth Rates
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014P
2016P
Source: BLS W&S, JBREC projections, (Data: Feb/14, Pub: Apr/14)

Demand. Job growth is the most important factor for a healthy housing market. While year-over-year job growth resumed in 2011 after significant losses from 2008 through 2010, recent growth has moderated amidst fiscal uncertainty. Additionally, the rate of job growth in subsequent economic recoveries has slowed over the last 30 years, primarily as a result of the aging U.S. labor force, productivity improvements and globalization. As of February 2014, the seasonally adjusted unemployment rate was 6.7% which is down from 7.8% a year ago. JBREC forecasts a 1.9% average annual job growth rate from 2014 through 2016. By the end of 2014, the national economy is expected to have recovered all of the 7.7 million jobs lost between 2008 and 2010. The Census Bureau projects that the national population will grow by 0.8% annually from 2014 through 2016, thereby expanding housing demand.

According to data compiled by the Census Bureau and the BLS, there are currently 2.3 jobs being created today for each new homebuilding permit. A balanced ratio in a stable market is 1.2 to 1.3 jobs created for every homebuilding permit issued. This ratio has been above a stable market ratio for over two years, due to a rise in employment growth coupled with historically low homebuilding permit levels. Over time, the relative excess job growth to homebuilding permit growth will boost consumer confidence and new home sales, which will in turn drive increased construction activity.

After decreasing to 3.3 million transactions in 2010 from a peak of nearly 7.1 million transactions three years prior, existing home sales transactions are currently at 4.6 million according to the National Association of Realtors, which JBREC estimates to be below a normal volume of 4.9 million. A lack of inventory throughout 2013 was limiting sales activity in the existing home market and JBREC expects resale sales will grow through 2016 as supply improves. JBREC forecasts that sales will rise to 5.5 million transactions in 2016, which would be slightly higher than the sales activity in 2001. The share of sales that were for investment purposes remained high at nearly 28% in the fourth quarter of 2013, which represents a slight decrease from a year ago, based on JBREC estimates using DataQuick data.

The share of distressed sales has been declining while investor activity remains elevated. Many investors have been converting distressed inventory to rentals for a long-term hold, which has supported the recovery process by removing marginal inventory that otherwise depresses prices.

The projected steady job growth should support absorption of the rising new home supply, which is coming off historical lows. New single-family home sales transactions reached a trough in 2011 at 306,000 homes sold, according to the Census Bureau, and JBREC forecasts new home sales will rise steadily to 705,000 sales by 2016—roughly equivalent to pre-boom 1996 and slightly higher than in 2007. The new home market currently has only 189,000 units of completed supply as of February 2014, which is still historically low but rising, and JBREC expects construction levels to increase as home prices rise.


U.S. New Single-Family Home Sales (millions)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 Feb-14 2015P
Source: Census Bureau, JBREC forecasts, (Data: Feb/14, Pub: Apr/14)

Supply. JBREC forecasts measurable improvement in new residential construction activity. Activity should steadily increase through 2016 at a rate that slightly exceeds the recoveries in past regional downturns, such as those in Houston in the late-1980s and Southern California in the late-1990s. With prices rising, and certain submarkets stabilized, homebuilder demand for lots has increased substantially.


U.S. Residential Permits (millions)
Single-Family
Multifamily
2.5
2.0
1.5
1.0
0.5
0.0
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2014P 2016P
Source: Census Bureau, JBREC forecasts, (Data: Feb/14, Pub: Apr/14)

Minimal entitlement processing occurred during the housing downturn, and the supply of finished, or even approved, lots remains very limited. As such, a lag in the delivery of new lot supply is slowing the rate of growth in new construction, especially in markets with prolonged approvals processes, such as California.

The number of existing homes available for sale (not including "shadow inventory," which is the number of homes subject to a mortgage that are in some form of distress but that are not currently for sale) remains low. As of February 2014, there were 5.2 months of resale inventory on the market, which is well below the peak level and below the average of 7.2 months of supply over the past 30 years, according to the National Association of Realtors.



Months Supply of Existing Home Inventory
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
Sources: NAR, JBREC, updated through Feb 2014; 5.2 months

There is currently an excess of vacant homes in the United States which JBREC estimates at 1.2 million units. The vacant housing inventory had accumulated as investors and second-home buyers purchased homes for profit and personal use, and again as the severe recession significantly reduced household formations. As household growth outpaces construction, the excess vacancy has been clearing, although this varies by local market.

While the number of homes entering the foreclosure process is declining, the overall volume is still high relative to historical levels. According to the Mortgage Bankers Association, approximately 9.3% of all mortgages were delinquent as of the 4th quarter of 2013 compared to the peak of 14.7% in the 1st quarter of 2010. Shadow inventory has been declining since the 3rd quarter of 2012 but remains above normal inventory levels. Based on estimates by JBREC, there were 1.8 million units of extra shadow inventory as of the fourth quarter of 2013. This supply is likely to be sold or liquidated over the next several years. JBREC believes that banks will dispose of many of these distressed loans through either short sales or foreclosures and will do so at a moderate rate so as to limit the downward pressure on home prices resulting from the liquidation. However, there is a risk that banks will change their philosophy and will instead decide to dispose of these distressed loans at a more rapid pace.

JBREC estimates only 6% of the total households in the United States are in some sort of distress; the remaining 94% are not.

Affordability. Affordability in the existing home market is at historically favorable levels nationally when looking back over the last 30 years. The ratio of annual housing costs for the median-priced resale home to the median household income reached an historical low in 2012, which had previously dated back to 1981. Due to rising mortgage rates coupled with home price appreciation, affordability conditions started to weaken nationally in the second half of 2013, and will continue to weaken gradually in the coming years, reaching historical median levels in 2016. While affordability conditions vary by metropolitan area, most markets have already experienced their most favorable historical affordability during this cycle.



Burns Affordability Index™ - U.S.
Index > 5.0 =
Overpriced Market
Index < 5.0 =
Underpriced Market
10
9
8
7
6
5
4
3
2
1
0
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015P
Source: JBREC (Data: updated through Feb/14)

Home values are trending up, and the combination of low mortgage rates, a declining percentage of distressed sales, and low inventory levels are expected to drive rising home values. JBREC estimates national home values appreciated by approximately 6.8% during the twelve months ended February 2014, and forecasts national appreciation of 4.9% in 2014, 4.0% in 2015, and 3.0% in 2016. Many factors can influence this outlook.

Home price appreciation will likely be supported by low mortgage rates, which remain historically favorable, and are expected to remain low in the near term due to low inflation and global economic uncertainty. JBREC projects that average 30-year fixed mortgage rates will rise gradually to 5.6% by 2016, as increasing inflation and an improving economy drive rates higher after this period of particularly low inflation. However, as interest rates can change quickly, this expectation may not materialize.



Burns Home Value Index - U.S.
Burns Home Value Index
YOY Home Value Index Change
180
160
140
120
100
80
60
40
20
0
20%
15%
10%
5%
0%
-5%
-10%
-15%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Feb-14
2014P
2015P
2016P
Index (Left Axis)
YOY Growth (Right Axis)
Source: JBREC (Data: updated through Feb/14)

Expected Trends. Strong price appreciation may occur over the near term due to the following factors:

- *Demand*—demand is growing faster than the new home supply being added to the market, which is helping to reduce the excess existing supply in the market. With a lower level of excess supply, JBREC expects prices will rise, as there will be multiple buyers competing for every house for sale.

- *Affordability*—better than average affordability will make it easier for buyers to pay higher prices for homes, so long as mortgage rates remain historically low.

- *Investment*—hard assets, such as real estate assets, are broadly considered an inflation hedge and many investors will focus on inflation once the current deflation concerns subside. International investors currently sense an attractive opportunity to buy U.S. real estate due to the strength of their currencies. Also, large institutional investors as well as local investment groups see an opportunity to buy homes below the historical price/income ratio and have been driving prices up.

The Bear Case. While the fundamentals are in place for a recovery in the housing market, there are a number of factors that are slowing or could slow the recovery, including the following:

- The market is experiencing a low level of activity from entry-level buyers due to a lack of savings, weak credit histories, and high back-end debt-to-income ratios.

- Fewer current homeowners are purchasing homes due to the high loan-to-value ratios of their existing loans.

- The economy could still experience slow and potentially volatile growth in the years to come, or possibly even a recession. Recessions caused by excess leverage, such as the recent recession, usually resolve over many years and the path is typically volatile.

- A large number of mortgaged homes will continue to go through the foreclosure process and will be sold under duress, at levels well below the peak of 1.6 million in 2009.

- Mortgage rates could continue to rise, which could slow home sales rates and limit price appreciation.

- The implementation of qualified mortgage and qualified residential mortgage rules in the Dodd Frank Wall Street Reform and Consumer Protection Act could make mortgages more difficult to obtain. The "qualified mortgage" definition requires a 43% or lower backend debt-to-income ratio, which is generally more accommodative than the definition in the early 1990s.

- Development and building costs are rising, which could negatively impact homebuilder margins.

- In addition, the government deficit is substantial, and the United States may be subject to further credit rating downgrades until political leadership develops and executes a plan to address the deficit.

Conclusion. In summary, although housing is a risky asset class, JBREC believes the outlook for the housing market is favorable as a result of several factors, including the following:

- **Demand is strong.** According to data derived from the Census Bureau and the BLS, the number of adults finding employment is exceeding planned new home construction by a ratio of 2.3 to 1.
- **Supply is low.** Resale inventory is below the historical average months of supply, new home inventory is near an all-time low, and new construction is below historical averages, according to the National Association of Realtors and the Census Bureau.
- **Affordability is historically favorable nationally.** With mortgage rates around 4.4% in April 2014 according to Freddie Mac, and home prices in many markets back to levels last seen in 2003 as measured by a variety of indices, including the Burns Home Value Index™, homeownership is an attractive financial option.

JBREC forecasts that the excesses of the recent downturn will clear and that home prices and construction will increase for the foreseeable future.

National Active Adult Trends

Active Adult communities are real estate developments that offer independent, low maintenance living to residents aged 55 and over. The projected growth trends for the Baby Boomer generation continue to support long-term demand for Active Adult housing. Based on Census Bureau statistics, the share of households ages 55+ is projected to grow annually and will account for nearly 45% of all U.S. households by the year 2020. According to Pew Research, over 10,000 Baby Boomers have reached the age of 65 every single day since January 2011, and this trend will continue for the next 19 years. The Active Adult segment is expected to account for between 20-30% of all housing by the year 2020.

Active Adult communities were initially slow to join the housing recovery as prospective buyers contended with decreased values of their existing homes, reduced savings and investment values, and market uncertainty. As market conditions improved, resale home values began recovering and the stock market increased to previous levels. The Baby Boom generation has returned to the housing market with strong demand for Active Adult communities today. Most large-scale Active Adult communities in popular destination markets have been experiencing double digit sales growth for two consecutive years.

Active Adult living has seen an increase in popularity over the last decade, despite the economic recession. Adults living in age-restricted communities grew from 2% of all U.S. households in 2001 to 3% in 2007, which represents 1.1 million addition households choosing to live in age-restricted Active Adult communities. The 55+ households are also more likely to buy new homes, accounting for more than 21% of the market for new homes according to the MetLife/NAHB study.

In a study completed by the National Association of Home Builders (NAHB) in 2012, the average age of buyers in Active Adult communities has dropped over the past ten years from 67 to 61. The share of households under 60 in age qualified Active Adult communities "almost doubled from 2001 to 2007" and in 2007 exceeded 20% of residents.

Studies have indicated that many Active Adult communities "are increasingly attracting households *under 60* who are still working." In 2001, only 2% of active adult buyers cited proximity to work as a factor in home selection in the American Housing Survey. The percentage increased to 12% in the 2009 American Housing Survey, indicating that Active Adult communities should plan for residents still in the workforce.

Due to the large numbers of Active Adults still working today, average incomes among this age group have increased, with a growing share of active adults earning $100,000+. Incomes of residents living in age-qualified communities are significantly higher over the past years, from the $40,000 average household income in 2001 to $81,000 today, as fewer residents are truly full-time retirees today.

Location is becoming an increasingly important factor to Active Adults. According to the 2010 Del Webb Baby Boomer survey, "more than 80% of people prefer to retire close to home, near family and other longtime personal and professional ties". A recent study in the UK also found "more than 75% of respondents reported that the advice of children and other relatives are an important/very important influence on their location decision".

Large-scale, age-restricted Active Adult communities have become extremely popular in the destination markets where Baby Boomers and retirees want to live. The Sunbelt States, which typically offer better climates, affordability and accessibility, have become destination locations for retiring Baby Boomers, as evidenced by the top states where Baby Boomers plan to retire to today. According to the 2010 Del Webb survey on attitudes and preferences among Baby Boomers aged 50 and 64 years, the following chart highlights the top states where Baby Boomers plan to move. The purpose of this study was to understand the similarities and differences between younger Baby Boomers and older Baby Boomers, and how those specific age-cohorts compared with residents of Del Webb communities across the nation. In Sunbelt States where master-planned Active Adult communities exist, these age-restricted communities are often among the top selling subdivisions within those markets.

Top states where baby boomers may move

50 year-olds	64 year-olds
S. Carolina – 20%	N. Carolina – 19%
N. Carolina – 16%	S. Carolina – 16%
Florida – 15%	Florida – 15%
Tennessee – 9%	Tennessee – 12%
Arizona – 8%	Virginia – 10%
California – 8%	Arizona – 6%
Virginia – 8%	California – 6%

Source: 2010 Del Webb Baby Boomer Survey

The following tables summarize economic and demographic data for AV Homes' housing markets using the most recent data available as of April 2014.

Demographic

Metro Area	Age 55+ YOY % Population Growth*	YOY % Population Growth*	YOY % Household Growth*	YOY % Job Growth*	Median Household Income	YOY % Household Income Growth*
Phoenix, AZ Metro	3.5%	1.2%	1.8%	2.4%	$54,123	3.3%
Charlotte, NC-SC Metro	3.5%	1.7%	2.3%	2.3%	$54,948	3.5%
Raleigh-Cary, NC Metro	3.6%	1.9%	2.3%	3.5%	$62,689	3.5%
Durham, NC Metro	2.5%	0.9%	1.1%	1.7%	$52,864	3.8%
Jacksonville, FL Metro	3.1%	0.9%	1.2%	3.3%	$53,577	3.9%
Orlando, FL Metro	4.3%	2.0%	1.9%	3.6%	$48,732	3.4%
Port St. Lucie, FL Metro	3.3%	1.3%	1.3%	2.5%	$46,310	5.4%
AV Markets Average/Total	**3.4%**	**1.4%**	**1.8%**	**2.8%**	**$53,320**	**3.8%**
United States	**3.6%**	**0.7%**	**0.4%**	**1.6%**	**$57,500**	**2.5%**

Sources: Census Bureau, BLS W&S, John Burns Real Estate Consulting, LLC

Housing

Metro Area	Housing Cycle Risk Index™	Home Value Appreciation (BHVI™)*	Affordability Index	YOY % Homebuilding Permit Growth*	Months of Resale Supply
Phoenix, AZ Metro	C	6.8%	3.5	14.9%	3.5
Charlotte, NC-SC Metro	A-	3.8%	2.0	-1.4%	5.6
Raleigh-Cary, NC Metro	A-	5.7%	2.2	-7.0%	6.0
Durham, NC Metro	A	1.9%	1.3	126.0%	6.0
Jacksonville, FL Metro	B+	7.5%	1.9	4.0%	6.0
Orlando, FL Metro	B-	11.8%	3.1	23.0%	4.3
Port St. Lucie, FL Metro	A-	8.4%	1.8	98.0%	2.2
AV Markets Average/Total	**B+**	**6.6%**	**2.3**	**12.2%**	**4.8**
United States	**C+**	**7.4%**	**2.3**	**7.0%**	**5.2**

**Twelve months ended February 2014*

Sources: Census Bureau, BLS W&S, John Burns Real Estate Consulting, LLC

Orlando, FL Housing Market Overview

Orlando, Florida, also referred to as the Orlando-Kissimmee-Sanford metro area, consists of Lake, Orange, Osceola and Seminole counties. Orlando has nearly 2.3 million people and 852,000 households, making it the third most populous metro in Florida. While Orlando has long been known for its tourism, Orlando now has a vibrant economy and employment centers, and has its own identity and culture as a mature community. Its central location and its status as a thriving employment center, the Orlando metro area is a draw for both employers and residents.

Summary of Fundamentals

The housing fundamentals of Orlando have shown considerable improvement in recent years, which is a positive sign for continued home price appreciation in this market. The Burns Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history and has historically been a one- to three-year leading indicator for home price appreciation. The improvement in Orlando's overall fundamentals from 2008 to 2013 was the result of improving job growth, low supply, favorable affordability and the turning of the business cycle. Orlando's Housing Cycle Risk Index™ grade was a B- (with a C grade being average in relation to the market's history) as of February 2014, which is down from an A grade in 2013 for this metro area, as higher prices and mortgage rates are weakening demand and affordability and supply is slowly rising. The fundamentals will weaken slightly through 2016 as price and interest rate increases will outpace income growth.


Housing Cycle Risk Index™
Orlando, FL
Housing Cycle Risk Index
Home Value Apprec YoY
A+
A
A-
B+
B
B-
C+
C
C-
D+
D
D-
F
+35%
+30%
+25%
+20%
+15%
+10%
+5%
0%
-5%
-10%
-15%
-20%
-25%
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014
2016
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

Demand Fundamentals

There are nearly 1.1 million non-farm payroll jobs in Orlando and employment growth has been positive since 2011 after job losses in 2008 through 2010. The metro area lost 90,700 jobs (8.4%) from the 2007 peak before adding 96,000 jobs (9.7% growth) from 2011 through February 2014. JBREC forecasts job growth averaging 33,670 jobs (3.1%) per year for 2014 to 2016. The seasonally adjusted unemployment rate in Orlando as of February 2014 was 6.0%, down from 8.4% one year previous and below the national average of 6.7%.


Employment Growth - Orlando, FL
YOY Employment Growth
60,000
40,000
20,000
0
-20,000
-40,000
-60,000
-80,000
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014P
2016P
Sources: BLS, John Burns Real Estate Consulting

The Orlando economy benefits from a globally-recognized tourism industry that saw a record 59 million visitors in 2013, according to a report by Visit Orlando. This sector alone has an economic impact of more than $28 billion, which represents approximately 26% of the metro area's GDP. Although Orlando is famous for its vacation destinations such as Disneyworld, Universal Studios and SeaWorld, employment in Orlando is distributed over many industries and sectors. Other equally strong innovative sectors include Orlando's Aerospace & Defense sector, Modeling, Simulation and Training, Life Sciences and Biotechnology and Digital Media clusters. The largest employment sector is indeed Leisure and Hospitality (20.8% of jobs), followed closely by Trade, Transportation and Utilities (19.0%) and the high-paying Professional and Business Services (16.6%) sector. Following Disney as the metro area's largest employer, the next three places are held by Aventist Health, Publix grocery chain and Universal Orlando. Other major employers include Lockheed Martin, Darden Restaurants, Northrup Grumman, Siemens Energy and Mitsubishi Power Systems.


Employment by Sector - % of Total
% of Total Employment
25%
20%
15%
10%
5%
0%
Orlando, FL
U.S.
Cons
EHS
FA
Gov
Info
LH
Mfg
OS
PBS
TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities


Population Growth - Orlando, FL
YOY Population Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Orlando, FL
YOY Household Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting

Even during the recession, Orlando's population continued to grow. From 2008 through 2011, the population grew an average of 29,800 (1.4%). Population growth has accelerated since then with growth totaling 44,100 (2.0%) during the twelve months ended February 2014. JBREC forecasts population growth averaging 55,670 people (2.4% growth) per year through 2016, with household growth averaging approximately 21,870 (2.5% growth) per year over the same time period.


Median Household Income - Orlando, FL
Median Household Income
Sources: Moody's Analytics, John Burns Real Estate Consulting

For February 2014, the median household income in Orlando was an estimated $48,732, having peaked in 2008 at $50,576. JBREC forecasts steady increases in income, averaging 1.7% growth per year from 2014 through 2016.

<u>Sales and Pricing Fundamentals</u>

Existing home sales in Orlando have been generally trending up since the trough in 2008. In the twelve months ended February 2014, existing home sales for the area increased to 40,004, up 111% from 18,972 sales in 2008. Current existing home sales levels are still well below the peak level of 56,269 sales in 2005. Home prices are rising in Orlando. The median existing single-family detached home price declined nearly 51% between 2007 and 2011, due in part to a shift in sales activity away from the higher price points and a loss in value. In February 2014, the median price for existing single-family detached homes was $159,000, up 18% from $135,000 one year prior. Median prices in February 2014 were above the 2003 median price level of $140,500, but still below the median price for 2004.


Existing Home Sales and Median Price - Orlando, FL
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting


New Home Sales and Median Price - Orlando, FL
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
Sources: DataQuick, John Burns Real Estate Consulting

New home sales activity has risen from the trough level of 2010, but remains low for this metro area. New home sales transactions totaled 8,337 for the twelve months ended February 2014, well below the peak of 34,816 in 2006, but 33.5% higher than the twelve months prior. JBREC expects the new home sales volume to increase by 50% to 12,500 transactions in 2016. The median new home price is once again rising after declining from the peak level in 2007. In February 2014, the median new home price was $250,050, which is up 22.0% from the same time the year prior, but still down 6% from its peak of $266,799 in 2007. The median new home price can be heavily influenced by the mix of home types and sizes being

sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the relatively low level of new homes that are transacting.

Home values in Orlando are poised for continued positive growth through 2016, according to JBREC. The Burns Home Value Index™ provides an estimate of home value trends in a metro area, based on an "electronic appraisal" of every home in the market, rather than just the small sample of homes that are actually transacting. Home values in Orlando fell 51% from 2007 through 2011, but began rising again in 2012. Home values have increased 11.8% during the twelve months ended February 2014. JBREC forecasts home values to rise by 5.0% in 2014, decreasing to 4.0% appreciation in 2015 and 3.0% in 2016.


Burns Home Value Index - Orlando, FL
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Supply Fundamentals

Homebuilding permit activity in Orlando continues to increase from its lowest levels in decades, with the mix of permits issued moving toward multi-family housing in recent years as available land has been limited. JBREC forecasts single-family construction to continue to rebound from trough levels during the housing correction. Single-family homebuilding permits had fallen to 3,707 units in 2009, but rose to 7,322 in 2012, and to 9,791 units during the twelve months ended February 2014. Single-family homebuilding permits are expected to account for roughly 72% of the total residential construction activity from 2014 through 2016, rising to 15,000 permits projected for 2016. In contrast, multifamily permits totaled 5,719 units in during the twelve-months ended February 2014 and are projected to decline to 4,000 by 2016.


Annual Permit Activity - Orlando, FL
Multifamily
Single-Family
Annual Permits
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

Current demand exceeds supply being added to the market, as there are 2.4 new jobs added for every new home permit in the twelve months ended February 2014; the employment growth to homebuilding permit ratio in 2012 and 2013 was 2.2. The ratio is expected to decline slightly through 2016 as permit activity starts to catch up with job growth.


Employment Growth to Permit Ratio - Orlando, FL
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting

Resale listings in Orlando remain at a relatively healthy level but have increased noticeably from a low point in early-2013. As of February 2014, the metro had 14,377 homes listed on the market, which represented a 48% increase from one year prior. By comparison, listings exceeded 35,000 homes on the market in some months of 2007. The current level of listings translates to a low 4.3 months of supply, based on existing home sales activity over the most recent twelve months. A 6.0 month supply is considered equilibrium for most markets. The current inventory level is well below the peak level of 21.9 months of supply in 2008.


Listings - Orlando, FL
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

Pre-foreclosure notices are declining in Orlando, which is a positive sign for home prices, as pre-foreclosure notices are an indicator of future distress. In the twelve months ended December 2013, approximately 12,800 notices were issued, which is a 31% decline from one year prior and 76% below peak levels in 2009.

While the number of homes falling into pre-foreclosure is declining, there is a moderate level of potential distressed homes that are not yet on the market and may limit upward movement for home prices. These delinquent mortgages represent shadow inventory. As of Q4 2013, JBREC estimated the shadow inventory at 38,203 or approximately 12.4 months of supply. The current shadow inventory is approximately three times the low level of listings that are currently on the market. JBREC believes that most shadow inventory homes will gradually become distressed sales over the next few years, and the pace of distressed sales will be slow enough that home prices will not be significantly negatively affected.


Pre-Foreclosure Notices (Rolling 12 Months) - Orlando, FL
Pre-Foreclosure Notices (12 Months)
60,000
50,000
40,000
30,000
20,000
10,000
0
2007-Q4
2008-Q2
2008-Q4
2009-Q2
2009-Q4
2010-Q2
2010-Q4
2011-Q2
2011-Q4
2012-Q2
2012-Q4
2013-Q2
2013-Q4
Source: RealtyTrac, DataQuick

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, affordability conditions are better than the historical median affordability conditions in the Orlando metro area. This affordability analysis takes into consideration the change in mortgage rates over time in its estimate of the ownership costs, which can significantly impact the monthly payment. Affordability was at its best in 2012 and early 2013, but JBREC forecasts affordability conditions in Orlando will weaken further through 2016 as home prices and mortgage rates are expected to rise.


Affordability Index - Orlando, FL
Overpriced Market
Underpriced Market
Affordability Index
10
9
8
7
6
5
4
3
2
1
0
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015P
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

There is growing demand for Active Adult communities in the Orlando metro area, due to the Baby Boomer generation reaching retirement age and finding the lifestyle that these communities provide attractive. Orlando was ranked among "The 25 Best Places to Retire in 2013" by Forbes Magazine. The Orlando area benefits from the strong tourist market, thanks to the Disney theme parks, which has drawn all generations to this market and helped support the infrastructure growth that now connects Orlando with the rest of the country and the world. A growing local economy, coupled with a still affordable local housing market, continue to support increasing fundamentals that support continued demand within the market.


Population: Ages 50-59 (Ths.) in Orlando, FL
Ages 50-54
Ages 55-59
180
160
140
120
100
80
60
40
20
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census


Population: Ages 60+ (Ths.) in Orlando, FL
Ages 60-64
Ages 65+
400
350
300
250
200
150
100
50
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census

There are currently approximately 550,000 Orlando residents who are 55 years of age or older, which represents 24% of the total population. Population growth for the 55+ age group has exceeded that of other age groups from 2005 – 2013 and JBREC expects continued strong growth through 2016. Due to the aging baby boomer generation, Active Adult households, headed by at least one adult aged 55 or older, are

headed by at least one adult aged 55 or older, are expected to grow by 14,600 per year in the Orlando metro area through 2017 (Source: ESRI forecasts, 2012-2017), which marks a 38% increase over the rate from 2000-2010. Among those new Active Adult households, 24% prefer to live in 55+ communities (NAHB/MetLife Mature Market Institute), which will amount to 4,200 Active Adult households already residing in Orlando that are likely to purchase in either new or existing 55+ communities. Additional Active Adult households moving to Orlando from other places will add to this estimate of demand.

Orlando's housing market recovery, coupled with growing Active Adult demand, has led to a sharp increase in new home sales in Central Florida's top performing age-restricted communities during 2013 and 1st quarter of 2014. Among these, sales have been very strong at AV Homes' Solivita community in the Orlando area, and have outperformed sales at traditional, family-oriented communities within the market. With 139 closings in 2013, Solivita was the top selling Active Adult community within the Orlando metro area. Solivita saw a 49% increase in closings in 2013 over 2012, while the average sales price increased to $253,132 for 2013. The demand for Active Adult living appears to be gaining momentum, as AV Homes' grand opening of the new model park at Solivita in February 2014 brought out more than 3,000 visitors during its weekend celebration. Other branded Active Adult communities within Orlando are also gaining sales momentum, including Del Webb Orlando, Lennar Homes' Heritage Hills, and Shea Homes' Trilogy, all of which experienced double-digit closings growth in 2013 and continue to increase sales in 2014.

While technically outside the Orlando metro area, The Villages in Central Florida is the largest master-planned community in the country with 3,419 closings in 2013, and has become the most nationally recognized Active Adult community in America. The Villages is now home to a local population of over 50,000 today and whose geography currently spans three counties, which is supported by its own development district and an array of community amenities including 47 golf courses planned by close-out (39 active today), 32 "Neighborhood Centers", 17 "Village Centers", 8 "Regional Centers", three media properties, commercial and retail centers, and a regional hospital…all of which are controlled by the developer Gary Morse. The Villages also represents a large regional competitor and a bellwether of housing demand for this buyer group. After 20+ years in development, The Villages is nearing build out, yet its momentum remains strong as the community increased closings by 33% in 2013 over 2012, and that momentum continued in the 1st quarter of 2014. Once The Villages sells out, Solivita will become the top selling active adult community in the Central Florida region.

AV Homes Traditional Homebuilding

AV Homes has also experienced strong early success with their traditional homebuilding operations within the Kissimmee area (Osceola County) of the Orlando MSA under the Joseph Carl and AV Homes brands. Bella Pointe at Bella Lago was among the Top 10 Subdivisions in Orlando based on closings in 2013. Their particular appeal was to both the area's international and traditional family buyers with affordable single-family homes within a master-planned community. That community built out in 2013 and was recently replaced with Waterview, a nearby community that was launched in late January and has pre-sold 28 homes in its first 3 months of 2014, with models and first home closings scheduled for June 2014. This community has also experienced strong early demand (even without models to date) among both international buyers and traditional area families that appreciate the community's affordability and accessibility to the public high school that is right across the street.

In March, AV Homes announced that it had acquired the home building assets of privately held, Central Florida-based Royal Oak Homes LLC and certain land positions from affiliated land development companies, for an aggregate purchase price of approximately $65 million in cash. Royal Oak Homes is a recognized homebuilding leader in the Greater Orlando and Central Florida market. Focused primarily on the move-up buyer, Royal Oak has experienced strong growth, while earning a reputation for quality and customer service. In 2013, Royal Oak had nine active communities and sold more than 300 homes. The transaction will establish AV Homes as one of the five largest homebuilders in Central Florida, according to local data provider MetroStudy, and will complement its well established, existing presence in the Poinciana market.

Conclusion

In summary, the housing fundamentals in Orlando continue to improve. Steady job growth is positive for housing demand in this market, and low levels of new and resale inventory is creating a more competitive housing market, which should support future home price appreciation. Prices are at 2003 – 2004 levels, in a time when mortgage

rates are also near historic lows. The combination of low prices and low mortgage rates in a metro of increasing population suggests a strengthening housing market in the form of rising construction activity and home prices.

Jacksonville, FL Housing Market Overview

The Jacksonville metro area consists of five counties: Duval, Clay, St. Johns, Nassau and Baker counties. According to the United States Census Bureau, the city of Jacksonville has a total area of 874 square miles, making it the largest city in land area in the contiguous United States. The metro boasts the third largest seaport in Florida and the third largest military airport (Naval Air Station Jacksonville) in the nation. As with most of Florida, tourism is important to the Jacksonville economy, particularly tourism related to golf.

Summary of Fundamentals



Housing Cycle Risk Index™
Jacksonville, FL
Housing Cycle Risk Index
Home Value Apprec YoY
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

The housing fundamentals of the Jacksonville metro area have shown considerable improvement since 2012, which is a positive sign for continued home price appreciation in this market. The improvement in the overall fundamentals is the result of improving job growth, better than normal affordability and the turning of the business cycle. Jacksonville's Housing Cycle Risk Index™ grade was a B+ (with a C grade being average in relation to the market's history) as of February 2014, which is down from an A grade in 2013 for this metro area, as supply has increased and affordability weakened. The affordability fundamentals remain good, with prices comparable to 2003-2004 levels, at the same time that mortgage rates are at 4.4% as of April 2014. Although overall fundamentals will remain strong through 2016, fundamentals will weaken slightly over the next several years as price and interest rate increases will outpace income growth.

Demand Fundamentals



Employment Growth - Jacksonville, FL
YOY Employment Growth
Sources: BLS, John Burns Real Estate Consulting

There are 619,100 non-farm payroll jobs in the Jacksonville metro area, and employment growth turned positive in 2011 after job losses from 2008 through 2010. The metro area lost 51,000 jobs (8.1%) from 2008 through 2010. However, since then, the Jacksonville metro area has been growing, adding 19,800 jobs (3.3% growth) from March 2013 through February 2014. JBREC expects continued healthy employment growth averaging 13,670 jobs per year (2.2%) from 2014 through 2016, at which time Jacksonville's economy will have recovered the lost jobs. Much of the new employment growth is heading to the Butler-Baymeadows corridor, which currently boasts 60% more employees than downtown Jacksonville, and towards northern St. Johns County, where much of the new residential growth is occurring today.



Employment by Sector - % of Total
Jacksonville, FL
U.S.
% of Total Employment
Cons EHS FA Gov Info LH Mfg OS PBS TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities

Jacksonville's largest sector of employment by far is Trade, Transportation and Utilities (21.0%), followed by Professional and Business Services (16.2%) and Education and Health Services (14.7%). The Naval Air Station Jacksonville is the largest Navy base in the Southeast region and is the largest employer in the metro, with over 25,000 active duty and civilian employees. Beside governmental and educational organizations at various levels, the largest private employers in Jacksonville include Baptist Health, Bank of America, Florida Blue and JP Morgan Chase. In addition, the Port of Jacksonville is the largest deep-water port in the South (as well as the third largest port in Florida) and a leading port in the U.S. for automobile imports.


Population Growth - Jacksonville, FL
YOY Population Growth
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2014P 2016P
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Jacksonville, FL
YOY Household Growth
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2014P 2016P
Sources: Moody's Analytics, John Burns Real Estate Consulting

The population and number of household are growing at a relatively moderate pace in the Jacksonville metro area, with stronger growth expected in the near term. Over the twelve months ended February 2014, the population rose to 1,397,600, adding 12,000 (0.9%) residents and 6,700 households (1.2%) from a year prior. JBREC anticipates average annual population growth of approximately 17,400 (1.2% growth) and household growth of approximately 9,300 (1.7% growth) for 2014 through 2016. Much of that new household growth is concentrated in south Jacksonville, between the Baymeadows area of Duval County and northern St. Johns County.


Median Household Income - Jacksonville, FL
Median Household Income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2014P 2016P
Sources: Moody's Analytics, John Burns Real Estate Consulting

As of February 2014, the median household income in the Jacksonville metro area was $53,577, increasing from the trough of 2011, and surpassing the previous peak of $53,240 in 2008. JBREC expects continued increases in incomes, with average growth of 2.4% annually from 2014 through 2016.

<u>Sales and Pricing Fundamentals</u>

Existing home sales in the Jacksonville metro area have steadily increased since 2008. In the twelve months ended February 2014, existing home sales for the metro area rose to 22,329, up 22% versus the 12 month period ending February 2013, and up 87% from the trough in 2008. At the February 2014 rate, existing home sales were still well below the peak level of 30,650 in 2005. JBREC expects resale sales to reach 23,300 transactions by 2016. The median existing single-family detached home price declined by 26% between 2007 and 2012, representing the withdrawal of generous lending and a correction from unsustainable prices. As of February 2014, the median single-family detached existing home price was $128,500, which was down 3% from February 2013.


Existing Home Sales and Median Price - Jacksonville, FL
Sales
Prices
Existing Home Sales (12 Months)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Median Existing Home Price
1997 1999 2001 2003 2005 2007 2009 2011 2013 2014-P 2016-P
Sources: DataQuick, John Burns Real Estate Consulting

The new home sales volume during the twelve months ended February 2014 increased sharply following a steep decline between 2007 and 2011 in the Jacksonville metro area, but remains well below the boom years. New home sales transactions totaled 5,223 for the twelve months ended February 2014, which was up 32% from a year prior. By comparison, new home sales in the metro area reached 17,946 in 2005, and


New Home Sales and Median Price - Jacksonville, FL
Sales
Prices
New Home Sales (12 Months)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Median New Home Price
1997 1999 2001 2003 2005 2007 2009 2011 2013 2014-P 2016-P
Sources: DataQuick, John Burns Real Estate Consulting

surpassed 10,000 transactions per year for five consecutive years from 2003 through 2007, indicating the strength of the boom in this area. JBREC projects new home sales will reach 5,400 transactions in 2014 and 7,000 transactions by 2016. The median new home price as of February 2014 was $248,414, which was up 13% from February 2013, and above the previous peak of $223,021 attained in 2006. The median new home price can be heavily influenced by the mix of home types and sizes being sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the low level of new homes that are transacting.

Resale home values in the Jacksonville metro area are poised for continued positive growth in 2014, according to the Burns Home Value Index™. After growing 7.5% during the twelve months ended March 2014, JBREC forecasts resale home values to rise by 2.9% in 2014, 2.0% in 2015 and 1.0% in 2016. The home value appreciation that has occurred since 2012 was due to the over-correction of the housing cycle on the downside and the high level of affordability conditions resulting from the combination of relatively low prices and low mortgage rates.


Burns Home Value Index - Jacksonville, FL
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Supply Fundamentals

Single-family construction has begun to rebound from trough levels during the housing downturn, with continued growth projected in the near future. New single-family construction has tended to be significantly higher than multifamily construction in the Jacksonville metro area due to the availability of land suitable for residential development. Single-family homebuilding permits had fallen to a total of 3,245 units in 2011, but rose to 6,311 over the twelve months ended February 2014. By comparison, single-family homebuilding permits topped 18,000 units in 2005. Single-family homebuilding permits are expected to rise to 9,000 in 2016, which is still well below peak levels. Multifamily permits totaled only 1,561 during the twelve months ended February 2014 and are projected to rise to 2,000 units by 2016.


Annual Permit Activity - Jacksonville, FL
Annual Permits
Multifamily
Single-Family
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

The demand being generated for housing is greater than the new supply being added to the market, with 2.5 new jobs per homebuilding permit in the twelve months ended February 2014. Job growth is expected to outpace homebuilding activity through 2016 with an employment-to-permit ratio averaging 1.3 for 2014 – 2016.


Employment Growth to Permit Ratio - Jacksonville, FL
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting

Resale listings in the Jacksonville metro area are at a healthy level, despite rising steadily through most of 2013. As of February 2014, the metro area had just 11,083 homes listed on the market, which represented a 22% increase from one year prior. The February 2014 level of listings translates to 6.0 months of supply, based on existing home sales activity over the twelve months ended February 2014. A 6.0 month supply is considered equilibrium for most markets. In contrast, inventory in November 2008 constituted 20.7 months of


Listings - Jacksonville, FL
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

supply. A further rise in inventory levels could put downward pressure on prices in Jacksonville.

Pre-foreclosure notices are declining in the Jacksonville metro area, which is a positive sign for home prices, as pre-foreclosure notices are an indicator of future distress. In the twelve months ended December 2013, approximately 7,900 notices were issued, representing a 32% decline from one year prior and a 63% decline from the peak in 2010.


Pre-Foreclosure Notices (Rolling 12 Months) - Jacksonville, FL
Pre-Foreclosure Notices (12 Months)
25,000
20,000
15,000
10,000
5,000
0
2007-Q4
2008-Q2
2008-Q4
2009-Q2
2009-Q4
2010-Q2
2010-Q4
2011-Q2
2011-Q4
2012-Q2
2012-Q4
2013-Q2
2013-Q4
Source: RealtyTrac, DataQuick

While the number of homes falling into pre-foreclosure is declining, there is a significant number of potential distressed homes that are not yet on the market. JBREC estimated the shadow inventory as of the 4th quarter of 2013 at 23,166, or about 13.8 months of supply. This level of shadow inventory is a little more than two times the level of listings on the market at that time. JBREC believes that the pace of distressed sales will be slow enough that home prices will not be significantly impacted.

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, affordability conditions remain very good in relation to history in the Jacksonville metro area. JBREC estimates that affordability conditions reached their historical best level in late 2012 and have gradually weakened since due to price and mortgage rate increases. Affordability will continue weakening through 2016 as home prices and mortgage rates are expected to continue to rise.


Affordability Index - Jacksonville, FL
Overpriced Market
Underpriced Market
Affordability Index
10
9
8
7
6
5
4
3
2
1
0
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015P
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

There is growing demand for active adult communities in the Jacksonville metro area, due to the "baby boomer" generation reaching retirement age and finding the lifestyle that these communities provide attractive. The real appeal of Jacksonville for Active Adults includes the mild North Florida climate with a taste of seasons, no Florida state income tax, excellent medical facilities including Mayo Clinic, numerous beaches, relatively easy accessibility, big name golf courses including TPC at Sawgrass, and greater affordability than other major Florida markets.


Population: Ages 50-59 (Ths.) in Jacksonville, FL
Ages 50-54
Ages 55-59
120
100
80
60
40
20
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census

There are currently approximately 374,000 Jacksonville residents who are 55 years of age or older, which represents 27% of the total population. Population growth for the 55+ age group has exceeded that of other age groups in Jacksonville from 2005 – 2013 and JBREC expects continued strong growth through 2016.

The first large-scale, age-restricted community in Jacksonville is Sweetwater by Del Webb, which was opened in 2005. That same year, Levitt & Sons opened Cascades at World Golf Village to the south in neighboring St. Augustine. Both communities are nearing close-out. Sweetwater by Del Webb has attached carriage homes remaining and Cascades at World Golf Village is selling out of the remaining single-family lots.


Population: Ages 60+ (Ths.) in Jacksonville, FL
Ages 60-64
Ages 65+
250
200
150
100
50
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census

In 2011, Del Webb Ponte Vedra opened within the Nocatee master-planned community. Nocatee ranks #5 among the Top Selling Master-Planned Communities in the country, #2 within the state of Florida, and by far the top selling community in the Jacksonville metro today. Del Webb Ponte Vedra is the top selling neighborhood within the Nocatee master-plan, with 181 sales in 2013 at an average sales price of $313,000, with an additional 59 sales thru 1st quarter of 2014. The recent success of Active Adult communities in the area has drawn greater attention to Jacksonville as a true Active Adult destination location within the popular retirement destination that Florida continues to remain today.

Conclusion

In summary, the housing fundamentals in the Jacksonville metro area remain good. Prices are relatively low and, at the same time, mortgage rates remain near historic lows. The combination of overcorrected prices, low mortgage rates and improving job growth supports a cyclic recovery and optimism regarding prices and construction in this market.

Port St. Lucie, FL Housing Market Overview

The Port St. Lucie metro area, comprised of St. Lucie and Martin counties, is located along the eastern coast of Florida. The metro area is located within a region known as the Treasure Coast, and has a population of 441,600 and 181,100 households. Port St. Lucie was little more than a fishing camp just fifty years ago, but has since grown into a popular vacation and retirement destination. The metro area is known nationwide for its beaches and top-notch golf courses, including PGA Village.

Summary of Fundamentals

The housing fundamentals of St. Port Lucie have shown considerable improvement in recent years, which is a positive sign for continued home price appreciation in this market. The Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history, and has historically been a one- to three-year leading indicator for home price appreciation. Port St. Lucie's Housing Cycle Risk Index™ grade was an A- (with a C grade being average in relation to the market's history) as of February 2014, which is up from a B grade in 2012 for this metro area. The improvement in the overall fundamentals is the result of improving job growth, low supply, favorable affordability, and the turning of the business cycle. Overall fundamentals are expected to remain strong through 2016.


Housing Cycle Risk Index™
Port St. Lucie, FL
Housing Cycle Risk Index
Home Value Apprec YoY
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

Demand Fundamentals

There are 129,000 non-farm payroll jobs in the Port St. Lucie metro area, and employment growth turned positive in 2011 after job losses from 2008 through 2010. The metro area lost 12,400 jobs (5.2%) from 2008 through 2010. However, since then, the Port St. Lucie metro area has been steadily growing and added 3,200 jobs (2.5% growth) from March 2013 through February 2014. JBREC expects improving employment growth averaging 3,830 jobs per year (3.0% annual growth) from 2014 through 2016.


Employment Growth - Port St. Lucie, FL
YOY Employment Growth
Sources: BLS, John Burns Real Estate Consulting

The largest non-farm sector of employment in the Port St. Lucie metro area is Trade, Transportation and Utilities (21.9%), followed by Education and Health Services (17.6%), Government (15.2%), and Leisure and Hospitality (13.3%). The metro area generally has a lower percentage of jobs in high-income sectors, such as Financial Activities and Professional Business Services, compared to the national as a whole. Besides public agencies at various levels, the largest private employers include Martin Health System, Wal-Mart, Liberty Medical Supply, and Publix Supermarkets. Club Med operates a family-oriented resort in Port St. Lucie.


Employment by Sector - % of Total
Port St. Lucie, FL
U.S.
% of Total Employment
Cons EHS FA Gov Info LH Mfg OS PBS TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities


Population Growth - Port St. Lucie, FL
YOY Population Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Port St. Lucie, FL
YOY Household Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting

The population and number of households continue to increase in the Port St. Lucie metro area, although growth is down significantly compared to the boom years in the mid-2000s. Over the twelve months ended February 2014, the population rose to 441,600, adding 5,600 (1.3%) residents from a year prior. Households increased by 2,300 or 1.3% growth. JBREC anticipates average annual population growth of approximately 9,170 (2.1% growth) and average annual household growth of approximately 3,970 (2.2% growth) for 2014 through 2016.


Median Household Income - Port St. Lucie, FL
Median Household Income
Sources: Moody's Analytics, John Burns Real Estate Consulting

As of February 2014, the median household income in the Port St. Lucie metro area was $46,310, increasing 5.4% from a year prior, but is still below the peak level of $48,814 in 2007. JBREC expects continued increases in incomes, with average annual growth of 4.2% for 2014 through 2016.

Sales and Pricing Fundamentals

Existing home sales in the Port St. Lucie metro area have steadily increased since a low point in 2007. In the twelve months ended February 2014, existing home sales for the area rose to 11,131, up 9% versus the twelve month period ending February 2013, and up 97% from the trough in 2007. At the February 2014 rate, existing home sales were still well below the peak level of 13,709 in 2004. JBREC expects resale sales to reach 11,500 transactions by 2016. The median existing single-family detached home price declined by 53% between 2007 and 2010, representing the withdrawal of generous lending and a correction from unsustainable prices. As of February 2014, the median single-family detached existing home price was $131,145, which was up 12% from February 2013.


Existing Home Sales and Median Price - Port St. Lucie, FL
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting

The new home sales volume during the twelve months ended February 2014 is up from a year ago but is still at very low levels compared to the metro area's history. New home sales transactions totaled just 759 for the twelve months ended February 2014, which was up 40% from a year prior. By comparison, new home sales in Port St. Lucie reached 7,163 in 2005, and surpassed 2,000 transactions per year for six consecutive years from 2002 through 2007. JBREC projects new home sales will reach 1,100 transactions in 2014 and 2,200 transactions by 2016. The median new home price as of February 2014 was $255,605, which was up 24% from


New Home Sales and Median Price - Port St. Lucie, FL
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
Sources: DataQuick, John Burns Real Estate Consulting

February 2013, but still below the peak of $265,692 attained in 2006. The median new home price can be heavily influenced by the mix of home types and sizes being sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the very low level of new homes that are transacting.

Resale home values in the Port St. Lucie metro area are poised for continued positive growth in 2014, according to the Burns Home Value Index™. After growing 8.4% during the twelve months ended February 2014, JBREC forecasts resale home values to rise by 7.0% in 2014, 6.0% in 2015, and 4.0% in 2016. The predicted home value appreciation is based on the over-correction of the housing cycle on the downside, and the current favorable affordability conditions resulting from the combination of relatively low prices and low mortgage rates.



Burns Home Value Index - Port St. Lucie, FL
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Supply Fundamentals
Single-family construction has begun to rebound from trough levels during the housing downturn, with continued growth projected in the near future. Because of the availability of land suitable for residential development and the relative affordability of for-sale housing, new single-family construction has tended to be significantly higher than multifamily construction in the Port St. Lucie metro area. Single-family homebuilding permits had fallen to a total of 360 units in 2009, but rose to 1,078 over the twelve months ended February 2014. By comparison, single-family homebuilding permits topped 9,100 units in 2005. Single-family homebuilding permits are expected to rise to 3,000 in 2016, which is still well below peak levels. Multifamily permits totaled only 322 during the twelve months ended February 2014 and are projected to remain at very low levels through 2016.



Annual Permit Activity - Port St. Lucie, FL
Multifamily
Single-Family
Annual Permits
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

The demand being generated for housing is greater than the new supply being added to the market, with an employment-permit ratio of 2.3 as February 2014. Job growth is expected to outpace homebuilding activity through 2016, with the employment-to-permit ratio falling to 1.3 by 2016.



Employment Growth to Permit Ratio - Port St. Lucie, FL
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting

Resale listings in the Port St. Lucie metro area remain very low. Low supply could lead to more competitiveness and increasing prices in the resale market. As of February 2014, the metro area had just 2,074 homes listed on the market, which represented a 39% decrease from one year prior. The February 2014 level of listings translates to only 2.2 months of supply, based on existing home sales activity over the twelve months ended February 2014. A 6.0 month supply is considered equilibrium for most markets. In contrast, inventory in February 2008 constituted 15.8 months of supply. Given the low levels of inventory, existing homes are being quickly purchased when they come to market, whether by investors or by households planning to occupy the residences.



Listings - Port St. Lucie, FL
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

Pre-foreclosure notices are trending down in the Port St. Lucie metro area, which is a positive sign for home prices, as pre-foreclosure notices are an indicator of future distress. In the twelve months ended December 2013, just under 2,200 notices were issued, representing a 22% decline from one year prior and an 81% decline from the peak in 2009.



Pre-Foreclosure Notices (Rolling 12 Months) - Port St. Lucie, FL
Pre-Foreclosure Notices (12 Months)
12,000
10,000
8,000
6,000
4,000
2,000
0
2007-Q4
2008-Q2
2008-Q4
2009-Q2
2009-Q4
2010-Q2
2010-Q4
2011-Q2
2011-Q4
2012-Q2
2012-Q4
2013-Q2
2013-Q4
Source: RealtyTrac, DataQuick

While the number of homes falling into pre-foreclosure is declining, there is a significant number of potential distressed homes that are not yet on the market. JBREC estimated the shadow inventory as of the 4th quarter of 2013 at 6,584, or about 8.1 months of supply. This level of shadow inventory is nearly four times the very low level of listings on the market at that time. JBREC believes that the pace of distressed sales will be slow enough that home prices will not be impacted.

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, affordability conditions remain good in relation to history in the Port St. Lucie metro area. JBREC estimates that affordability conditions reached their historical best level in early 2012 and have weakened since due to price and mortgage rate increases. Affordability will continue weakening through 2016 as home prices and mortgage rates are expected to continue to rise.



Affordability Index - Port St. Lucie, FL
Overpriced Market
Underpriced Market
Affordability Index
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015P
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

Port St. Lucie was named one of "The Top 25 Best Places to Retire in 2014" according to Forbes Magazine. There is increasing demand for Active Adult communities in the Port St. Lucie metro area, due to the Baby Boomer generation reaching retirement age and finding the lifestyle that these communities provide attractive. Active Adult communities are real estate developments that offer independent, low maintenance living to residents aged 55 and over.



Population: Ages 50-59 (Ths.) in Port St. Lucie, FL
Ages 50-54
Ages 55-59
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census

There are currently approximately 169,000 Port St. Lucie residents who are 55 years of age or older, which represents 38% of the total population. Port St. Lucie's percentage of 55+ residents is higher than most metros due to it being a popular retirement destination. Population growth for the 55+ age group has exceeded that of other age groups from 2005 – 2013 and JBREC expects continued strong growth through 2016. This area of Southeast Florida is referred to as the Treasure Coast (which includes St. Lucie and Martin Counties) and benefits from a South Florida climate, with easy accessibility along I-95, and much greater affordability than the neighboring areas within highly desirable Palm Beach County to its south.



Population: Ages 60+ (Ths.) in Port St. Lucie, FL
Ages 60-64
Ages 65+
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014P
2016P
Source: Moody's Analytics, US Census

AV Homes entered the Treasure Coast with their Vitalia

brand at Traditions, an 8,300-acre master-planned community. Traditions is the Top Selling Community along the Treasure Coast and Vitalia at Traditions is the top selling neighborhood within the community.

AV Homes acquired and successfully re-started what had been Seasons at Tradition, which was originally a Levitt & Sons age-restricted community until the developer filed for bankruptcy in 2007. Since AV Homes' model opening in February 2013, Vitalia has sold 160 homes to date, with increased sales expected as the community's clubhouse is scheduled to open in June 2014. When complete, Vitalia at Traditions will have 626 homes. Other competitive new home communities within Traditions, as well as throughout the general area, offer age-targeted products and communities. However, Vitalia at Traditions is the only age-restricted Active Adult community along the Treasure Coast, which includes both St. Lucie and Martin Counties.

Conclusion

In summary, the housing fundamentals in the Port St. Lucie metro remain very favorable. The combination of overcorrected prices, low mortgage rates and tremendously low levels of new and resale homes for sale supports a cyclic recovery and optimism regarding prices and construction in this market.

Phoenix, AZ Housing Market Overview

The Phoenix-Mesa-Glendale metro area consists of Maricopa and Pinal counties. With over 4.4 million people and 1.6 million households, Phoenix is the largest housing market in the state of Arizona. Phoenix is well-known as a retirement mecca and enjoys plenty of tourism, but is also ranked second in the country for solar power installations and is a manufacturing and distribution hub that operates at a 40% savings from California locations (according to data from the Greater Phoenix Economic Council). Key cities in the metro area include Phoenix, Mesa, Scottsdale and Tempe.

Summary of Fundamentals

The housing fundamentals in the Phoenix metro area have worsened noticeably in the last year after showing considerable improvement in 2012 and early 2013. The Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history, and has historically been a one- to three-year leading indicator for home price appreciation. The weakening of overall fundamentals is primarily due to the rapid rise in prices, along with a steady increase in new and resale home inventory. Phoenix's Housing Cycle Risk Index™ grade was a C (which is an average grade in relation to the market's history) as of February 2014, which is down from an A- grade in 2013 for this metro area.


Housing Cycle Risk Index™
Phoenix, AZ
Housing Cycle Risk Index
Home Value Apprec YoY
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

Demand Fundamentals

There are more than 1.8 million non-farm payroll jobs in the Phoenix metro area, and employment growth resumed in 2011 after three years of losses from 2008 through 2010. The metro area lost 228,500 jobs, or 11.9%, from the 2007 peak of 1.9 million jobs. Over the twelve months ended February 2014, Phoenix has added 43,200 (2.4% growth) jobs. JBREC expects that Phoenix will add an average of 46,670 (2.5% annual growth) new jobs per year during 2014 through 2016.


Employment Growth - Phoenix, AZ
YOY Employment Growth
Sources: BLS, John Burns Real Estate Consulting

Phoenix has a diverse employment distribution that resembles that of the nation as a whole, with some differences. The largest employment sector is the Trade, Transportation and Utilities sector, which accounts for 19% of the jobs in the metro area. Phoenix has a larger combined concentration of jobs in two sectors that generally represent higher incomes: Professional and Business Services and Financial Activities. The combination of these two sectors represents 25% of the jobs in the metro, versus 19% for the nation.


Employment by Sector - % of Total
Phoenix, AZ
U.S.
% of Total Employment
Cons
EHS
FA
Gov
Info
LH
Mfg
OS
PBS
TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities

Metro business and political leaders are focused on development or expansion of several industry clusters, including renewable energy, biomedical/personalized medicine, advanced business services, manufacturing and distribution, data centers, emerging technology and aerospace and aviation. Several of these sectors capitalize on the many sunny, clear days each year and lower cost of doing business, which is reportedly 40% lower than California (according to data from the Greater Phoenix Economic Council). Top employers include city, county and state government, Bank of America, Wells Fargo, Raytheon, Arizona State University and Apollo Group, which is the parent company for Phoenix University and many other accessible education programs.


Population Growth - Phoenix, AZ
YOY Population Growth
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Phoenix, AZ
YOY Household Growth
60,000
50,000
40,000
30,000
20,000
10,000
0
Sources: Moody's Analytics, John Burns Real Estate Consulting

Population and household growth slowed in Phoenix during the recession, with an average of 61,840 people (1.5% growth) and 22,160 households (1.5% growth) added annually from 2008 through 2012. For the twelve months ended February 2014, Phoenix population and households increased 50,600 (1.2% growth) and 28,500 (1.8% growth), respectively. JBREC expects strong population growth averaging 91,670 people (2.0% growth) and strong household growth averaging 41,070 households (2.5% growth) from 2014 through 2016.


Median Household Income - Phoenix, AZ
Median Household Income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Sources: Moody's Analytics, John Burns Real Estate Consulting

The median household income is rising in the Phoenix metro area, increasing 3.3% during the twelve months ended February 2014 to $54,123. While the median household income is still below the peak of $55,700 in 2008, JBREC expects income growth averaging 2.7% annually from 2014 through 2016, bringing the median to $58,400 in 2016.

Sales and Pricing Fundamentals

Phoenix's existing home sales volume has recovered significantly from the low in 2008, but remains below the peak in 2005. There were 93,285 existing homes sold during the twelve months ended February 2014, which was 54% higher than the trough of 60,633 transactions in 2008. JBREC forecasts that existing home sales will reach 100,100 transactions in 2015 followed by a slight decline in 2016.


Existing Home Sales and Median Price - Phoenix, AZ
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting

The median existing single-family home price rose 13% during the twelve months ended February 2014 to $190,000, and is up 57% from the 2011 trough. From the 2006 peak to the 2011 trough, the median existing single-family detached home price declined by 54% as a result of sales activity shifting to lower price points, as well as a loss of value. The median home price of $190,000 as of February 2014 is on par with the median price in late 2004 for this metro area.


New Home Sales and Median Price - Phoenix, AZ
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
Sources: DataQuick, John Burns Real Estate Consulting

New home sales activity declined slightly in Phoenix during the twelve months ended February 2014, but JBREC forecasts strong sales growth for the next several years. New home sales transactions totaled 11,616 for the twelve months ended February 2014, which was down 3.5% from a year prior. JBREC

projects that new home sales activity will increase to 25,500 transactions by 2016, which would still be well below levels seen in the mid-2000s.

Low resale and new home inventory levels paired with recovering demand are driving new home prices higher, as consumers want to take advantage of low mortgage rates and good affordability. DataQuick indicates the February 2014 median price for new homes was $280,743. The median new home price rose 14% during the twelve months ended February 2014 and is up 51% from the median price in 2009. The median new home price can be heavily influenced by the mix of home types and sizes being sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the relatively low level of new homes that are transacting.

Phoenix resale home values rose 6.8% during the twelve months ended March 2014, following a 20.8% increase in 2012. These gains offset five years of declining values from 2006 through 2010, during which time resale home values declined 51.8% from the 2005 peak, according to JBREC's Burns Home Value Index™. JBREC forecasts Phoenix resale home values to rise by 2.0% in 2014, 2.0% in 2015, and 3.0% in 2016.


Burns Home Value Index - Phoenix, AZ
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)


Annual Permit Activity - Phoenix, AZ
Multifamily
Single-Family
Annual Permits
Sources: U.S. Census Bureau, John Burns Real Estate Consulting


Employment Growth to Permit Ratio - Phoenix, AZ
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting


Listings - Phoenix, AZ
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

Supply Fundamentals

Single-family homebuilding permit activity in the Phoenix metro area continues to rise from very low levels, and JBREC forecasts volume to grow in 2014 as the demand for housing increases. Single-family homebuilding permits totaled 12,798 in the twelve months ended February 2014, rising from 7,212 units at the low point of the cycle in 2010. JBREC forecasts that single-family homebuilding permits will reach 27,000 issuances by 2016, which would be the highest level since 2007 in this market.

The pace of job growth is ahead of permit activity in Phoenix, resulting in current demand outpacing the new supply being added to the market. During the twelve months ended February 2014, approximately 2.4 jobs were added to the market for every 1 homebuilding permit issued. Historically, this ratio has been closer to 1.2 for the Phoenix metro. The ratio is expected to remain elevated at 1.9 - 2.0 through 2015 as employment growth exceeds new home supply.

The resale inventory is rapidly rising from very low levels in the Phoenix metro area and as of February 2014 has increased 40% year-over-year. As of February 2014, there were 27,589 resale listings in the metro, translating to 3.5 months of supply, based on sales activity during the twelve months ended February 2014. A 6.0 month supply is considered equilibrium for most markets. Low levels of inventory could lead to more competitiveness and increasing prices in the resale market. The level of listings as of February 2014 was well below the peak of more than 58,200 listings in October 2007, and the months of supply had been as high as 12.6 months in March 2008.

Pre-foreclosure notices have been declining in the Phoenix metro area since a peak in the fourth quarter of 2009. At the peak, approximately 117,300 notices were issued in Phoenix. In the twelve months ended December 2013, approximately 16,700 notices had been issued, which represents a 60% decline from the twelve months ended December 2012.



Pre-Foreclosure Notices (Rolling 12 Months) - Phoenix, AZ
Pre-Foreclosure Notices (12 Months)
Source: RealtyTrac, DataQuick

There remains a moderate level of potential distressed homes that are not yet on the market. As of the 4th quarter of 2013, the shadow inventory amounted to an estimated 25,978 homes, or 3.3 months of supply. JBREC believes that demand for the distressed inventory will exceed the slow pace of inventory coming to market so that home prices will not be negatively impacted.

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, current affordability conditions in Phoenix have weakened considerably since 2012 but remain better than normal. JBREC's Affordability Index takes into consideration the change in mortgage rates over time in its estimate of the ownership costs, which can significantly impact the monthly payment. JBREC forecasts that affordability conditions in Phoenix will continue to worsen and approach the long-term median by 2016 as home prices and mortgage rates are expected to rise.



Affordability Index - Phoenix, AZ
Affordability Index
Overpriced Market
Underpriced Market
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

There is strong demand for active adult communities in the Phoenix metro area, due to the "baby boomer" generation reaching retirement age and finding the lifestyle that these communities provide attractive. Three Arizona cities—Mesa and Prescott in the Phoenix metro area and Tucson—made Forbes Top 25 Places to Retire, based on housing costs, taxes, weather, air quality, doctor availability, crime rates, and active-lifestyle rankings for bicycling and volunteering.



Population: Ages 50-59 (Ths.) in Phoenix, AZ
Ages 50-54
Ages 55-59
Source: Moody's Analytics, US Census

There are currently approximately 1,100,000 Phoenix residents who are 55 years of age or older, which represents 25% of the total population. Population growth for the 55+ age group has exceeded that of other age groups in Phoenix in recent years and JBREC expects continued strong growth through 2016. Demand for active adult communities will also come from outside of the metro area, as Phoenix is a popular retirement destination for people currently living in metros throughout the country.



Population: Ages 60+ (Ths.) in Phoenix, AZ
Ages 60-64
Ages 65+
Source: Moody's Analytics, US Census

Sun City was developed just northwest of Phoenix by Del Webb as the first age-restricted community in the United States. Sun City drew 100,000 people to its opening weekend in January 1960. Since then, a number

of large-scale and master-planned, age-restricted Active Adult communities have developed throughout Phoenix and the surrounding areas of Arizona.

Phoenix is one of the most established and competitive Active Adult markets in the country with Del Webb, Shea Trilogy, Robson Communities, AV Homes and Meritage Homes among the major Active Adult players here. Among them, Del Webb is still the top Active Adult brand with two active Sun City communities and the longest brand history in this market. Robson Communities is another strong, local Active Adult competitor, and Meritage Homes has 3 Active Adult communities currently. AV Homes captured 12.5% of the competitive Active Adult new home market in the Phoenix metro area last year with their Canta Mia community, which delivered 118 closings at an average sales price of $241,000.

Conclusion

In summary, the Phoenix metro area continues to recover from the depths of the recession, with strong job growth that supports housing demand. Additional demand for homes by retirees and second-home buyers is not captured in the job growth metrics, which serve as a proxy for demand. Investors have also been active buyers in recent years, helping to clear much of the distress. Low resale and new home inventories stimulated strong home price appreciation in the Phoenix metro area in 2012 and 2013. However, higher home prices and mortgage rates, paired with reduced FHA loan limits in Phoenix, have slowed sales in 2014 and also has caused some builders to lower prices or increase incentives to clear inventory. Sales at active adult communities continue to outperform the overall new home sales rates.

Charlotte, NC-SC Housing Market Overview

The Charlotte metro area is composed of the counties of Anson, Cabarrus, Gaston, Mecklenburg, and Union in North Carolina, as well as York County in neighboring South Carolina. With nearly 1.9 million people and nearly 735,000 households as measured by the Census Bureau, the metro area is the largest in the Carolinas. Charlotte is now the second largest banking center in the United States, with Bank of America and the East Coast operations of Wells Fargo calling the city home. The Charlotte metro also has a major base of energy-oriented organizations, with more than 240 companies directly tied to the energy sector. In 2013, Forbes named Charlotte among its list of Best Places for Business and Careers.

Summary of Fundamentals

Charlotte's housing fundamentals are very favorable, which bodes well for future price appreciation in this market over the next three years. The Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history, and has historically been a one- to three-year leading indicator for home price appreciation. Charlotte's Housing Cycle Risk Index™ grade was an A- (with a C grade being average in relation to the market's history) as of February 2014. The last time Charlotte's fundamentals were at this level was in 1998. The improvement in the supply fundamentals is due to relatively low permit and resale inventory levels. The housing demand fundamentals have strengthened as a result of improvement in job growth and home sales activity. Although overall fundamentals will remain strong through 2016, fundamentals will weaken slightly over the next several years as price and interest rate increases will outpace income growth.


Housing Cycle Risk Index™
Charlotte, NC-SC
Housing Cycle Risk Index
Home Value Apprec YoY
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

Demand Fundamentals

According to data compiled by the BLS, Charlotte has a payroll employment level of 880,400 workers as of February 2014, and job growth is healthy once again after the metro area lost 53,000 jobs (6.2%) between 2009 and 2010. The Charlotte metro area added 20,000 jobs (2.3%) during the twelve months ended February 2014 and is now back above pre-bubble employment levels. JBREC expects job growth ranging from 24,000 to 27,000 new jobs (2.7% to 2.9% annual growth) per year from 2014 to 2016.


Employment Growth - Charlotte, NC-SC
YOY Employment Growth
Sources: BLS, John Burns Real Estate Consulting

The largest employment sector in the metro area as measured by the BLS is the Trade, Transportation and Utilities sector (20.7%), followed by the Professional & Business Services sector (16.7%), Government sector (14.1%), and the Leisure and Hospitality sector (10.7%). Charlotte has a noticeably higher concentration of jobs in higher paying sectors (Financial Activities, Professional & Business Services, and Information) than the nation as a whole. Many of these jobs are concentrated within the traditional downtown area, which is called "Uptown Charlotte," in the University Research Park area of northeast Charlotte, and in the South Charlotte areas from South Park to Ballantyne. Conversely, the metro area has a lower overall concentration of jobs in some of the employment sectors that are considered to be lower paying, such as


Employment by Sector - % of Total
Charlotte, NC-SC
U.S.
% of Total Employment
Cons
EHS
FA
Gov
Info
LH
Mfg
OS
PBS
TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities


Population Growth - Charlotte, NC-SC
YOY Population Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Charlotte, NC-SC
YOY Household Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting

Construction and Education and Health Services.

Population growth has remained steady in Charlotte since 2011, after experiencing a sharp decline from 2008 through 2010. According to data compiled by Moody's Analytics, the population growth for the twelve months ended February 2014 was 32,400 people (1.7% growth), which is down from 3.7% average annual growth from 2005 through 2008. The household growth for the twelve months ended February 2014 was 16,500 households (2.3% growth). JBREC estimates population growth should average 2.0% and household growth should average 2.6% per year from 2014 – 2016. Much of the population growth (and subsequent new home demand) is concentrated in an area referred as the "Charlotte Hourglass," with areas of high growth concentrated within the northern and southern suburbs, while central Charlotte and the areas east and west of the city have seen only modest growth.


Median Household Income - Charlotte, NC-SC
Median Household Income
Sources: Moody's Analytics, John Burns Real Estate Consulting

As of February 2014, the median household income in Charlotte was $54,948 as measured by Moody's Analytics, which is up 3.5% from February 2013. The median income peaked at $55,022 in 2008, and declined in 2009 and 2010. JBREC expects 2.8% average growth in household income per year from 2014 through 2016.

Sales and Pricing Fundamentals

According to data compiled by DataQuick, existing home sales activity increased sharply in 2013 following very low levels of activity between 2009 and 2012. In the twelve months ended February 2014, sales had reached 22,840 transactions, representing a 75% increase from the 2011 market trough of 13,408 transactions. JBREC forecasts steady improvement to 24,500 transactions by 2016. The median existing home price has been trending up since 2009. The median existing home price as of February 2014 was $189,000, which was 15% higher than a year prior.


Existing Home Sales and Median Price - Charlotte, NC-SC
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting

The new home sales activity in Charlotte is steadily rising from trough levels in 2011 according to DataQuick and JBREC expects new home sales activity to further increase as both demand and supply return to the market. New home sales totaled 7,051 in the twelve months ended February 2014, up 28% year-over-year yet substantially lower than the 2006 peak of nearly 22,000 new home transactions. JBREC forecasts new home sales to rise to 11,500 by 2016, which remains well below this market's historical peak. The median new home price is rapidly rising after several years of negative to flat growth from 2008 through 2011.


New Home Sales and Median Price - Charlotte, NC-SC
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
Sources: DataQuick, John Burns Real Estate Consulting

rapidly rising after several years of negative to flat growth from 2008 through 2011. However, new home prices in this environment of compressed new home sales volume can be heavily influenced by the mix of home types being sold at any given time. As a result, resale home prices are a better indication of housing market trends in Charlotte.


Burns Home Value Index - Charlotte, NC-SC
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Resale home values in the Charlotte metro area increased slightly during the twelve months ended March 2014, according to the Burns Home Value Index™. The index reveals that resale home values in the metro area grew by 3.8% during the twelve months ended March 2014. JBREC forecasts home values to rise by 5.0% in 2014 and 4.1% in 2015, with annual appreciation trailing off to 3.0% in 2016.

Supply Fundamentals

According to the Census Bureau, Charlotte's homebuilding permit activity rose sharply in 2012 and has remained relatively unchanged through February 2014. The trough of the market for construction activity occurred in 2010 at 5,288 total homebuilding permits, which was just 21% of the more than 25,000 homebuilding permits issued in 2006. During the twelve months ended February 2014, Charlotte issued 12,618 homebuilding permits, down 1% from the same period in the prior year. Over the 32-year period from 1981 through 2013, 72% of the homebuilding permits issued in Charlotte were for single-family homes.


Annual Permit Activity - Charlotte, NC-SC
Multifamily
Single-Family
Annual Permits
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

Demand for new housing slightly exceeded the new supply being added to the market for the twelve months ended February 2014. According to data compiled by the Census Bureau and the BLS, the employment growth to homebuilding permit ratio for the twelve months ended February 2014 was 1.6, as compared to the 1.0 average ratio for the market from 1991 through 2007. JBREC expects this ratio to average 1.6 new jobs for each new housing permit from 2014 through 2016 as job growth continues to slightly outpace permit activity.


Employment Growth to Permit Ratio - Charlotte, NC-SC
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting

Resale listings in Charlotte are relatively low for this metro, causing the resale market to become slightly more competitive and leading to increases in prices. As of February 2014, Charlotte had 10,594 homes listed on the market, which represented a decrease of 10% from the prior year. At their peak in 2008, listings surpassed 27,000 homes on the market. The level of listings in February 2014 equated to 5.6 months of supply, based on existing home sales activity during the twelve months ended February 2014, representing a significant drop from the more than 19 months of supply in mid-2009. A 6.0 month supply is considered equilibrium for most markets.


Listings - Charlotte, NC-SC
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

While the level of future distress is declining, there remains a relatively high level of distressed homes that are not yet on the market. JBREC estimates that as of the 4th

quarter of 2013, shadow inventory amounted to approximately 17,600 homes, or 10.2 months of supply. This is nearly two times the level of listings that are currently on the market. JBREC believes that the pace of distressed sales will be slow enough that home prices will not be significantly affected.

Affordability Fundamentals

When comparing the cost of home ownership dating back to 1981 with the median household income, affordability conditions in the Charlotte market reached their historical best level in late-2012. Affordability has weakened rapidly since late-2012 due to rising prices and mortgage rates but affordability still remains excellent. JBREC expects affordability conditions in Charlotte to continue to worsen through 2016 as prices and mortgage rates continue to increase.


Affordability Index - Charlotte, NC-SC
Overpriced Market
Underpriced Market
Affordability Index
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

Demand for Active Adult communities in the Charlotte metro area is likely to accelerate over the next several years, due to the Baby Boomer generation reaching retirement age and finding the lifestyle that these communities provide appealing. The attraction for Baby Boomers moving to Charlotte include the mild seasonal climate, quality of life, accessibility to both the mountains and the ocean, excellent affordability, strengthening local economy, and improving highway and airport infrastructure. Charlotte is also a popular destination for young families, which is one of the top reasons Active Adults make a move today, to be closer to their children and grandchildren.


Population: Ages 50-59 (Ths.) in Charlotte, NC-SC
Ages 50-54
Ages 55-59
Source: Moody's Analytics, US Census

There are currently approximately 420,000 Charlotte residents who are 55 years of age or older, which represents 22% of the total population. Population growth for the 55+ age group has exceeded that of other age groups in Charlotte from 2005 – 2013 and JBREC expects continued strong growth through 2016.


Population: Ages 60+ (Ths.) in Charlotte, NC-SC
Ages 60-64
Ages 65+
Source: Moody's Analytics, US Census

Charlotte was recently rated among "The 25 Best Places to Retire in 2013" according to Forbes.com, which based its desirability on several factors including the area's affordability, cost of living, and mild seasonal climate. As a fast growing family market, Charlotte has also become appealing to Active Adults who want to relocate to be closer to their children and grandkids.

In 2006, the first large-scale, age-restricted Active Adult community in Charlotte was opened at Sun City Carolina Lakes, a 3,300 home community in neighboring Lancaster County, SC, which is within 15 minutes of South Charlotte and benefits from lower South Carolina property taxes. As one of the top selling Del Webb communities in the country, Sun City Carolina Lakes is evidence of the demand for Active Adult living within this local market today. The community had 259 closings in 2013, with an average sales price of $332,000, making Sun City Carolina Lakes the top selling Del Webb community in the country. The strong sales trend has continued with 61 sales in the 1st quarter of 2014. With Del Webb's success, other builders have introduced smaller, age-targeted or product-targeted communities in Lancaster County that have also sold extremely well to Active Adult buyers. Del Webb has less than a two year supply of lots remaining and is actively pursuing replacement communities within this market. Likewise, other national and regional builders including AV Homes Inc. are considering Active Adult positions within this market.

Conclusion

In summary, while the Charlotte housing market has been impacted significantly by the distress of the recent downturn and is slightly lagging many other major housing markets in the recovery, the longer term prospects for homebuilders in the Charlotte metro area are positive due to strong job growth and excellent affordability. The Charlotte metro will also benefit from a higher concentration of jobs in higher paying employment sectors (Financial Activities, Professional & Business Services, and Information) than the nation as a whole.

Durham-Chapel Hill, NC Housing Market Overview

The Durham metro area consists of Chatham, Durham, Orange, and Person counties. This metro area has 530,600 residents and 211,000 households. The city of Durham, which is the core of the four-county metro area, is the fourth largest city in North Carolina by population. Durham is the home of Duke University and North Carolina Central University and is also home to the Research Triangle Park. The Research Triangle Park (RTP) is one of the most prominent high-tech research and development hubs in the U.S. today and is home to more than 170 companies. More than 38,000 full-time equivalent employees work in RTP with an estimated 10,000 contract workers. Companies with a large presence in the RTP include Dupont, United Therapeutics, Bayer, GlaxoSmithKline, BASF, Cisco, and IBM. In 2013, Durham ranked No. 10 on the Forbes list of the Best Places for Business and Careers. Unlike many housing markets throughout the country, the Durham housing market did not experience large price declines in the latest downturn, which has shortened the recovery period for this market.

Summary of Fundamentals

The housing fundamentals of Durham have improved significantly since 2011, which is a positive sign for continued home price appreciation in this metro area. The Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history, and has historically been a one- to three-year leading indicator for home price appreciation. Durham's Housing Cycle Risk Index™ grade was an A (with a C grade being average in relation to the market's history) as of February 2014, which is up from a D+ in 2011 for this metro area. The improvement in the overall fundamentals is the result of improving job growth, low supply, favorable affordability and the turning of the business cycle. Although overall fundamentals will remain favorable through 2016, fundamentals will weaken noticeably over the next several years as price and interest rate increases will outpace income growth.


Housing Cycle Risk Index™
Durham, NC
Housing Cycle Risk Index
Home Value Apprec YoY
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

Demand Fundamentals

There are 286,000 non-farm payroll jobs in the Durham metro area and employment growth turned positive in 2011 after job losses in 2009 and 2010. The metro area lost 11,700 jobs (4.1%) from 2009 through 2010 and fully recovered these losses during 2013. The Durham metro area has been steadily growing, adding 4,700 jobs (1.7% growth) from March 2013 through February 2014. JBREC expects improving employment growth averaging 6,330 jobs per year (2.2% annual growth) from 2014 – 2016.


Employment Growth - Durham, NC
YOY Employment Growth
Sources: BLS, John Burns Real Estate Consulting

The employment distribution in Durham varies considerably from that of the nation as a whole. The largest sector of employment is Government (22.9%), followed by Education and Health Services (21.2%), Trade, Transportation & Utilities (12.7%), and Professional & Business Services (12.6%). Durham generally has a lower concentration of employment in higher-income sectors, such as Professional and Business Services and Financial Activities, than the country as a whole. Duke University and Duke University Health System are by far Durham's largest employers, with over 27,000 combined employees. The


Employment by Sector - % of Total
Durham, NC
U.S.
% of Total Employment
Cons
EHS
FA
Gov
Info
LH
Mfg
OS
PBS
TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities

second largest employer is IBM with over 13,000 employees.

Durham is also part of the North Carolina's Research Triangle, one of the country's largest and most successful research parks, and a major center in the United States for high-tech and biotech research, as well as advanced textile development. It was created by state and local governments, universities and local business interests to draw together the best technology companies and a well-educated labor pool to a 7,000-acre park area that offers both accessibility and connectivity. The park is home to more than 170 global companies including IBM, GlaxoSmithKline, Syngenta, RTI International, Credit Suisse and Cisco.


Population Growth - Durham, NC
YOY Population Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Durham, NC
YOY Household Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting

The population and number of households are growing at a relatively slow pace compared to the levels seen between 1985 and 2009, but growth is expected to accelerate in 2015 and 2016. Over the twelve months ended February 2014, the population rose to 530,600, adding 4,900 (0.9%) residents from a year prior. JBREC anticipates annual population growth of approximately 6,800 (1.3% growth) and annual household growth of approximately 3,130 (1.5% growth) for 2014 through 2016.

As of February 2014, the median household income in the Durham metro area was $52,864, which is an all-time high for Durham, surpassing the previous peak of $51,263 in 2008. JBREC expects continued increases in incomes, with average annual growth of 3.5% for 2014 through 2016.


Median Household Income - Durham, NC
Median Household Income
Sources: Moody's Analytics, John Burns Real Estate Consulting

Sales and Pricing Fundamentals

Existing home sales in the Durham metro area are up sharply from a year ago due in part to growth in inventory. In the twelve months ended February 2014, existing home sales for the metro area rose to 6,135, which was 32% higher than the twelve month period ending February 2013. At the February 2014 rate, existing home sales were still slightly below the peak level of 6,996 in 2006. JBREC expects resale sales activity to remain relatively unchanged from 2014 through 2016. The median existing single-family detached home price has been fairly flat since 2010 after declining 6% in 2009. As of February 2014, the median single-family detached existing home price was $195,000, which was down slightly from the 2013 average median price.


Existing Home Sales and Median Price - Durham, NC
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting

The new home sales volume during the twelve months ended February 2014 increased steadily, but remains well below levels seen from 1999 through 2007. New home sales transactions totaled 1,789 for the twelve months ended February 2014, which was up 16% from a year prior. By comparison, new home sales in the metro area reached 2,991 in 2005, and surpassed 2,200 transactions per year for nine consecutive years from 1999 through 2007. JBREC projects new home sales will reach 2,100 transactions in 2014 and 3,200 transactions by 2016.


New Home Sales and Median Price - Durham, NC
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014-P
2016-P
Sources: DataQuick, John Burns Real Estate Consulting

The median new home price as of February 2014 was $339,000, which was up 17% from February 2013 and up 47% from 2011. The median new home price can be heavily influenced by the mix of home types and sizes being sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the relatively low level of new homes that are transacting.


Burns Home Value Index - Durham, NC
Burns Home Value Index
YOY Home Value Index Change
250
200
150
100
50
0
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
Dec-14P
Dec-15P
Dec-16P
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Resale home values in the Durham metro area are poised for continued positive growth in 2014, according to the Burns Home Value Index™. After growing 1.9% during the twelve months ended March 2014, JBREC forecasts resale home values to rise by 2.1% in 2014, 1.9% in 2015 and 2.1% in 2016. The predicted home value appreciation is based on favorable affordability conditions due to relatively low mortgage rates and an expected improvement in job growth.

<u>Supply Fundamentals</u>

Single-family construction has begun to rebound in Durham from trough levels during the housing downturn, with continued growth projected in the near future. Single-family homebuilding permits had fallen to a total of 1,324 units in 2009, but rose to 2,062 over the twelve months ended February 2014. By comparison, single-family homebuilding permits topped 4,000 units in 2004 and 2005. Single-family homebuilding permits are expected to rise to 3,900 in 2016, which is still slightly below peak levels. Multifamily permits spiked in mid-2013 due to several large projects coming online in the metro area. Multifamily permits totaled 2,952 during the twelve months ended February 2014 and are projected to decline to 1,500 units by 2016.


Annual Permit Activity - Durham, NC
Multifamily
Single-Family
Annual Permits
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014P
2016P
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

The demand being generated for housing is slightly less than the new supply being added to the market, with job growth in the twelve months ended February 2014 falling short of the number of homebuilding permits issued in that same time period. Job growth is expected to approximately keep pace with homebuilding activity through 2016 with an employment-to-permit ratio averaging 1.2 from 2014 – 2016.


Employment Growth to Permit Ratio - Durham, NC
Employment Growth / Permit Ratio
4
3
2
1
0
-1
-2
-3
-4
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014-P
2016-P
Sources: BLS, Census, John Burns Real Estate Consulting

Resale listings in the Durham are about average for the metro area, despite falling steadily through most of 2013. As of February 2014, the metro area had 3,058 homes

listed on the market, which represented a 6% decrease from one year prior. The February 2014 level of listings translates to 6.0 months of supply, based on existing home sales activity over the prior twelve months. A 6.0 month supply is considered equilibrium for most markets. In contrast, inventory in May 2011 constituted 15.2 months of supply.


Listings - Durham, NC
Resale Listings
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
Source: John Burns Real Estate Consulting, Estimates

While the number of homes falling into pre-foreclosure is declining, there is a significant number of potential distressed homes that are not yet on the market. JBREC estimated the shadow inventory as of the 4th quarter of 2013 at 4,531, or about 10.2 months of supply. This level of shadow inventory is well above the level of listings on the market. JBREC believes that the pace of distressed sales will be slow enough that home prices will not be significantly impacted.

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, affordability conditions remain very good in relation to history in the Durham metro area. JBREC estimates that affordability conditions reached their historical best level in late 2012 and have weakened since due to price and mortgage rate increases. Affordability will remain favorable but will continue weakening through 2016 as home prices and mortgage rates are expected to continue to rise.


Affordability Index - Durham, NC
Overpriced Market
Underpriced Market
Affordability Index
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015P
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

There is growing demand for Active Adult communities in the Durham metro area, due to the Baby Boomer generation reaching retirement age and finding the lifestyle that these communities provide attractive. The Durham market offers the same convenient access as neighboring Raleigh to the area's mountains and beaches (both of which are within three hours), accessibility to traditional Northeast and Mid-Atlantic feeder markets via major highways and RDU Airport, high quality of life rankings in numerous publications, excellent medical facilities and universities, and a strong local economy. What is unique to Durham is its relative affordability when compared to neighboring Raleigh (Wake County), which is the reason some buyers are considering the move from Raleigh to Durham today.


Population: Ages 50-59 (Ths.) in Durham, NC
Ages 50-54
Ages 55-59
Source: Moody's Analytics, US Census

There are currently approximately 132,000 Durham residents who are 55 years of age or older, which represents 25% of the total population. Population growth for the 55+ age group has exceeded that of other age groups in Durham from 2005 – 2013 and JBREC expects continued strong growth through 2016.


Population: Ages 60+ (Ths.) in Durham, NC
Ages 60-64
Ages 65+
Source: Moody's Analytics, US Census

Durham is quickly developing into a destination location for Active Adults looking for relative affordability and proximity. Del Webb recently opened their second Active Adult community within the Raleigh-

Durham area, moving across the border from Wake County in Raleigh to Durham County at Carolina Arbors. Carolina Arbors is an age-restricted Active Adult community of 1,256 home sites that opened in early 2013 and sold just over 100 homes in the first year, with 74 closings at an average sales price of $357,000. The community has been named "Best New Active Adult Community for 2013" by 55 Places Magazine. AV Homes recently closed on Creekside at Bethpage, a 650 home community on 407 acres of mixed-use development, which will be their first Active Adult community in North Carolina. The community is located within Durham County near Del Webb's Carolina Arbors community and hopes to capitalize on the growing local and relocation demand for Active Adult living within the Triangle region.

Conclusion

In summary, the housing fundamentals in the Durham metro are strong. Housing affordability is excellent and new home supply remains at relatively low levels and on pace with job growth. Continued job growth will help boost demand for new homes and support further price appreciation over the next several years.

Raleigh-Cary, NC Housing Market Overview

The Raleigh-Cary metro area is comprised of Wake, Franklin, and Johnston counties. The metro area has nearly 1.2 million people and 481,700 households. The city of Raleigh is the capital of North Carolina and the seat of Wake County. Raleigh-Cary is part of the Research Triangle area, which is home to numerous high-tech companies and enterprises. In addition to high-tech, the region is consistently ranked in the top three in the U.S. for concentration of life science companies and ranks number three on the 2013 Forbes List for being the Best Place for Businesses and Careers.

Summary of Fundamentals



Housing Cycle Risk Index™
Raleigh-Cary, NC
Housing Cycle Risk Index
Home Value Apprec YoY
A+
A
A-
B+
B
B-
C+
C
C-
D+
D
D-
F
+35%
+30%
+25%
+20%
+15%
+10%
+5%
0%
-5%
-10%
-15%
-20%
-25%
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014
2016
Positive Value Apprec
Negative Value Apprec
Housing Cycle Risk Index™
Source: John Burns Real Estate Consulting (Data: Feb-14, Pub: Apr-14)

The housing fundamentals in the Raleigh-Cary metro area are very favorable after improving sharply from 2011 through 2013. The Housing Cycle Risk Index™ measures the health of the housing market based on the performance of 24 market fundamentals in relation to their own history, and has historically been a one- to three-year leading indicator for home price appreciation. Raleigh's overall housing fundamentals reached a low point in 2008 – 2009 due to the economic recession and housing market correction, but have since improved as a result of renewed job growth and rising sales activity, along with relatively low homebuilding permit and listings levels. Raleigh-Cary's Housing Cycle Risk Index™ grade was an A- (with a C grade being average in relation to the market's history) as of February 2014, which is the highest grade since 1993 for this metro area. Although overall fundamentals will remain favorable through 2016, fundamentals will weaken steadily over the next several years as price and interest rate increases will outpace income growth.

Demand Fundamentals



Employment Growth - Raleigh-Cary, NC
YOY Employment Growth
30,000
20,000
10,000
0
-10,000
-20,000
-30,000
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014P
2016P
Sources: BLS, John Burns Real Estate Consulting

There are 548,600 non-farm payroll jobs in the Raleigh-Cary metro area as of February 2014, and employment growth resumed in 2011 after losses in 2009 and 2010. The metro area lost 22,200 jobs, or 4.3% in 2009 and 2010, but has since recovered all of the jobs lost. Over the twelve months ended February 2014, Raleigh-Cary added 18,300 jobs (3.5% growth). JBREC expects that Raleigh-Cary will add an average of 15,300 new jobs (2.8% growth) annually from 2014 through 2016.



Employment by Sector - % of Total
Raleigh-Cary, NC
U.S.
% of Total Employment
25%
20%
15%
10%
5%
0%
Cons
EHS
FA
Gov
Info
LH
Mfg
OS
PBS
TTU
Source: BLS; Cons = Construction & Mining; EHS = Education & Helath Services; FA = Financial Activities; Gov = Government; Info = Information; LH = Leisure & Hospitality; Mfg = Manufacturing; OS = Other Services; PBS = Professional & Business Services; TTU = Trade, Transportation & Utilities

Raleigh-Cary has a diverse employment distribution that generally resembles that of the nation as a whole, with some differences. The largest employment sector is the Professional and Business Services sector, which accounts for 20% of the jobs in the metro area and is significantly higher than the nation as a whole. Other top employment sectors included Government (17.4%), Trade, Transportation, & Utilities (16.8%), and Education & Health Services (12.1%). While technically located in neighboring Durham County, Raleigh-Cary is adjacent to and benefits from the major employment hub at Research Triangle Park, one of the country's largest and most successful research parks, and a major center in the United States for high-tech and biotech research, as well as advanced textile development. The city of Raleigh is number three on the 2013 Forbes List for being the Best Places for Businesses and Careers. Major companies based in Raleigh include BB&T Insurance Services, Capitol Broadcasting Company, Carquest, First Citizens BancShares, and Golden Corral.


Population Growth - Raleigh-Cary, NC
YOY Population Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting


Household Growth - Raleigh-Cary, NC
YOY Household Growth
Sources: Moody's Analytics, John Burns Real Estate Consulting

Population and household growth remain strong in Raleigh-Cary but have been inconsistent since declining precipitously in 2009 and 2010. From March 2013 through February 2014, the metro area's population and households increased 23,400 (1.9% growth) and 10,800 (2.3% growth), respectively. JBREC expects improving annual population growth averaging 25,800 people (2.1% growth) and improving annual household growth averaging 12,170 households (2.5% growth) for 2014 through 2016.


Median Household Income - Raleigh-Cary, NC
Median Household Income
Sources: Moody's Analytics, John Burns Real Estate Consulting

The median household income is rising in the Raleigh-Cary metro area, increasing 3.5% during the twelve months ended February 2014 to $62,689. The median household income is currently at the highest level in the metro area's history, and JBREC expects continued income growth averaging 3.3% from 2014 through 2016, which will bring the median income to $68,569.

Sales and Pricing Fundamentals

Raleigh-Cary's existing home sales volume has recovered sharply from a low point in 2011, but remains slightly below peak levels seen in 2005 – 2007. Approximately 16,800 existing homes sold during the twelve months ended February 2014, which was 38% higher than a year prior and 80% higher than the trough of 9,360 transactions in 2011. JBREC forecasts that existing home sales will decline slightly to 15,800 transactions in 2014 and 15,400 transactions by 2016.


Existing Home Sales and Median Price - Raleigh-Cary, NC
Sales
Prices
Existing Home Sales (12 Months)
Median Existing Home Price
Sources: DataQuick, John Burns Real Estate Consulting

The median existing single-family home price rose 5% during the twelve months ended February 2014 to $195,000. From the 2007 peak to the 2009 trough, the median existing single-family detached home price declined by 10% as a result of sales activity shifting to lower price points, as well as a loss of value. The median home price as of February 2014 is approaching the peak of $207,000 in 2007 for this metro area.


New Home Sales and Median Price - Raleigh-Cary, NC
Sales
Prices
New Home Sales (12 Months)
Median New Home Price
Sources: DataQuick, John Burns Real Estate Consulting

New home sales activity increased in Raleigh-Cary during the twelve months ended February 2014, and JBREC forecasts strong sales growth for the next several years. New home sales transactions totaled 6,654 for the twelve months ended February 2014,

which was up 24% from one year prior. JBREC projects that new home sales activity will increase to 9,300 transactions in 2016, which would still be well below levels seen in the mid-2000s.

The November 2013 median price for new homes was $300,000. The median new home price rose 7% during the twelve months ended February 2014 and is up 17% from the median price in 2009. The median new home price can be heavily influenced by the mix of home types and sizes being sold at any given time. As a result, resale home prices are a better indication of market trends, especially given the low level of new homes that are transacting.

Raleigh-Cary resale home values rose 5.7% during the twelve months ended March 2014, following a 3.7% increase in 2012. These gains offset four years of declining values from 2008 through 2011, during which time resale home values declined 8.4% from the 2007 peak, according to JBREC's Burns Home Value Index™. The index provides an estimate of resale home value trends in a metro area, and is calculated based on an "electronic appraisal" of every home in the market, rather than just the small sample of homes that are actually transacting. JBREC forecasts Raleigh-Cary resale home values to rise by 4.0% in 2014, 4.0% in 2015, and 2.0% in 2016.


Burns Home Value Index - Raleigh-Cary, NC
Burns Home Value Index
YOY Home Value Index Change
Index (Left Axis)
YOY Growth (Right Axis)
Sources: John Burns Real Estate Consulting

Supply Fundamentals

Single-family homebuilding permit activity in the Raleigh-Cary metro area continues to rise from very low levels, and JBREC forecasts volume to grow in 2014 as the demand for housing increases. Single-family homebuilding permits totaled 8,136 in the twelve months ended February 2014, rising from 4,377 units at the low point of the cycle in 2009. JBREC forecasts that single-family homebuilding permits will reach 11,500 issuances by 2016, which would be the highest level since 2007 in this market.


Annual Permit Activity - Raleigh-Cary, NC
Multifamily
Single-Family
Annual Permits
Sources: U.S. Census Bureau, John Burns Real Estate Consulting

The pace of job growth is slightly ahead of permit activity in Raleigh-Cary, resulting in current demand outpacing the new supply being added to the metro area. During the twelve months ended February 2014, approximately 1.5 jobs were added to the metro area for every 1 homebuilding permit issued, which is similar to the metro area's average from 1991 through 2007. The ratio is expected to decline slightly through 2016 as new home supply catches up with employment growth.


Employment Growth to Permit Ratio - Raleigh-Cary, NC
Employment Growth / Permit Ratio
Sources: BLS, Census, John Burns Real Estate Consulting

The resale inventory has changed very little since late-2011 in the Raleigh-Cary metro area. As of February 2014, there were 8,430 listings in the metro area, which is a 4% increase from one year ago. The level of listings as of February 2014 was well below the peak of more than 12,700 listings in mid-2008. The current level of listings translates to a moderate 6.0 months of supply, based on existing home sales activity over the twelve months ended February 2014. A 6.0 month supply is considered equilibrium for most metro areas. The current inventory level is well below the peak level of 14.7 months of supply in 2011.


Listings - Raleigh-Cary, NC
Resale Listings
Source: John Burns Real Estate Consulting, Estimates

While the number of homes falling into pre-foreclosure is declining, there is a moderate level of potential distressed homes that are not yet on the market. These delinquent mortgages represent shadow inventory. As of the 4th quarter of 2013, JBREC estimated the shadow inventory at 11,464 or approximately 9.9 months of supply. The current shadow inventory is approximately one and half times the moderate level of listings that are currently on the market. JBREC believes that most shadow inventory homes will gradually become distressed sales over the next few years, and the pace of distressed sales will be slow enough that home prices will not be significantly negatively affected.

Affordability Fundamentals

When comparing the monthly costs of owning the median-priced home with the median household income, current affordability conditions remain favorable in the Raleigh-Cary metro area. JBREC's Affordability Index takes into consideration the change in mortgage rates over time in its estimate of the ownership costs, which can significantly impact the monthly payment. JBREC forecasts that affordability conditions in Raleigh-Cary will worsen steadily through 2016 as home prices and mortgage rates are expected to rise.


Affordability Index - Raleigh-Cary, NC
Overpriced Market
Underpriced Market
Affordability Index
Source: John Burns Real Estate Consulting

Active Adult Fundamentals

Raleigh was named one of the "10 Best Places to Retire 2013" according to CNN/Money. The appeal of the Raleigh market for Active Adults comes from its mild seasonal climate, central location within a short drive to both the mountains and the ocean, interstate highways and RDU Airport infrastructure, a strong local economy and housing market, and offers an excellent quality of life. Raleigh (Wake Co) accounts for the majority of new home demand within the combined Raleigh-Durham MSAs today. Strong growth in the family buyer segments is also drawing more Active Adults to this market, who are relocating to be closer to their children and grandchildren. There is growing demand for Active Adult communities in the Raleigh-Cary metro area, due to the Baby Boomer generation reaching retirement age and finding the lifestyle that these communities provide attractive. Active Adult communities are real estate developments that offer independent, low maintenance living to residents aged 55 and over.


Population: Ages 50-59 (Ths.) in Raleigh-Cary, NC
Ages 50-54
Ages 55-59
Source: Moody's Analytics, US Census


Population: Ages 60+ (Ths.) in Raleigh-Cary, NC
Ages 60-64
Ages 65+
Source: Moody's Analytics, US Census

There are currently approximately 258,000 Raleigh-Cary residents who are 55 years of age or older, which represents 21% of the total population. Population growth for the 55+ age group has exceeded that of other age groups in Raleigh from 2005 – 2013 and JBREC expects continued strong growth through 2016.

Del Webb launched the first master-planned, age-restricted Active Adult community in Raleigh's Cary area in 2006 at Amberly. Amberly is a large-scale, master-planned community offering traditional family and Active Adult neighborhoods. The community has ranked as the #1 or #2 Top-Selling Community in Raleigh since its opening and Del Webb's Carolina Preserve at Amberly has been the anchor performer, with 130 closings at an average sales price of $323,000 in its final phase before selling out in 2013. Heritage Wake Forest is the other Top Selling Master-Planned Community in Raleigh and has also benefitted from an equal mix of traditional and age-targeted (though not restricted) neighborhood designs. Located in Wake Forest, Heritage is in its final phase of development and is expected to be sold out within the next 12 months. Del Webb's replacement for Amberly is its Carolina

Arbors community which opened in neighboring Durham County in early 2013, with over 100 sales in its first year. However, there are no announced Active Adult replacement communities planned for Wake County today.

Conclusion
In summary, the Raleigh-Cary metropolitan area is recovering rapidly, with strong job growth that is fueling housing demand. The metro area did not experience the massive run-up in prices that occurred in many western and Florida markets during the last market boom, resulting in less overall market distress during the downturn. The combination of a strong economy, low mortgage rates, and a relatively low level of new homes for sale supports continued optimism regarding prices and new home construction in this market.

Cautionary Note Concerning Forward-Looking Statements

The estimates, forecasts and projections prepared by JBREC are based upon numerous assumptions and may not prove to be accurate. This market study contains estimates, forecasts and projections that were prepared by JBREC, a real estate consulting firm. The estimates, forecasts and projections relate to, among other things, demographic information, home value indices, employment growth, median household income, housing permits, home sales and median prices, and housing cycle risks. No assurance can be given that these estimates are, or that the forecasts and projections will prove to be, accurate. These estimates, forecasts and projections are based on data (including third-party data), significant assumptions, proprietary methodologies and the experience and judgment of JBREC. No assurance can be given regarding the accuracy or appropriateness of the assumptions and judgments made, or the methodologies used, by JBREC. The application of alternative assumptions, judgments or methodologies could result in materially less favorable estimates, forecasts and projections than those contained in this market study. Other real estate experts have different views regarding these forecasts and projections that may be more positive or negative, including in terms of the timing, magnitude and direction of future changes.

The forecasts and projections are forward-looking statements and involve risks and uncertainties that may cause actual results to be materially different from the projections. JBREC has made these forecasts and projections based on studying the historical and current performance of the residential housing market and applying JBREC's qualitative knowledge about the residential housing market. The future is difficult to predict, particularly given that the economy and housing markets can be cyclical, subject to changing consumer and market psychology, geo-political events and governmental policies related to mortgage regulations and interest rates. There will usually be differences between projected and actual outcomes, because events and circumstances frequently do not occur as expected, and the differences may be material. Accordingly, the forecasts and projections included in this market study might not occur or might occur to a different extent or at a different time. For the foregoing reasons, JBREC cannot provide any assurance that the estimates, forecasts and projections contained in this market study are accurate, actual outcomes may vary significantly from those contained or implied by the forecasts and projections, and you should not place undue reliance on these estimates, forecasts and projections.